Energy Total Return Fund

KYE Quarterly Report

August 31, 2016

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS:    This report of Kayne Anderson Energy Total Return Fund, Inc. (the “Fund”) contains “forward-looking statements” as defined under the U.S. federal securities laws. Generally, the words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “project,” “will” and similar expressions identify forward-looking statements, which generally are not historical in nature. Forward-looking statements are subject to certain risks and uncertainties that could cause actual results to materially differ from the Fund’s historical experience and its present expectations or projections indicated in any forward-looking statement. These risks include, but are not limited to, changes in economic and political conditions; regulatory and legal changes; energy industry risk; commodity pricing risk; leverage risk; valuation risk; non-diversification risk; interest rate risk; tax risk; and other risks discussed in the Fund’s filings with the Securities and Exchange Commission (“SEC”). You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. The Fund undertakes no obligation to update or revise any forward-looking statements made herein. There is no assurance that the Fund’s investment objectives will be attained.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

MANAGEMENT DISCUSSION

(UNAUDITED)

Fund Overview

Kayne Anderson Energy Total Return Fund, Inc. is a non-diversified, closed-end fund. Our investment objective is to obtain a high total return with an emphasis on current income. We intend to achieve this objective by investing in a portfolio of companies in the Energy Sector, which focuses on securities of Energy Companies, with the majority of our investments in equity securities of Master Limited Partnerships, MLP Affiliates, Marine Transportation Companies, Midstream Companies, Other Energy Companies and upstream Income Trusts. Please see the Glossary of Key Terms for a description of these investment categories and for the meaning of capitalized terms not otherwise defined herein.

As of August 31, 2016, we had total assets of $624 million, net assets applicable to our common stock of $435 million (net asset value of $11.90 per share), and 36.6 million shares of common stock outstanding. As of August 31, 2016, we held $522 million in equity investments, $86 million in debt investments and $7 million in cash and cash equivalents (including short-term investments).

Recent Events

On September 7, 2016, with proceeds from the issuance of $20 million of Series C Mandatory Redeemable Preferred Shares (the “Series C MRP Shares”) and with $20 million of borrowings under our unsecured revolving term loan (“Term Loan”), we redeemed the remaining $40 million of Series A Mandatory Redeemable Preferred Shares (the “Series A MRP Shares”). See Management Discussion — Liquidity and Capital Resources.

Our Top Ten Portfolio Investments

Listed below are our top ten portfolio investments by issuer as of August 31, 2016.

Holding		Category(1)	Amount ($in millions)	Percent of Long-Term Investments
1.	Enbridge Energy Management, L.L.C.	MLP Affiliate	$65.9	10.8%
2.	ONEOK, Inc.	Midstream Company	36.5	6.0
3.	Plains GP Holdings, L.P.(2)	Midstream Company	33.6	5.5
4.	Targa Resources Corp.	Midstream Company	30.8	5.1
5.	Golar LNG Partners LP	Marine	26.3	4.3
6.	Energy Transfer Partners, L.P.	MLP	24.8	4.1
7.	Capital Product Partners L.P.	Marine	24.2	4.0
8.	KNOT Offshore Partners LP	Marine	21.6	3.5
9.	Dynagas LNG Partners LP	Marine	18.4	3.0
10.	GasLog Partners LP	Marine	16.7	2.8

			$298.8	49.1%

(1)	See Glossary of Key Terms for definitions.

(2)	On July 11, 2016, Plains All American Pipeline, L.P. (“PAA”) announced it had entered into a definitive agreement with Plains AAP, L.P. (“PAA GP”) to permanently eliminate PAA’s incentive distribution rights and the economic rights associated with PAA’s 2% general partner interest in exchange for newly issued PAA common units and the assumption of all of PAA GP’s outstanding debt. Under the terms of the agreement, PAA is issuing 245.5 million PAA common units to PAA GP.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

MANAGEMENT DISCUSSION

(UNAUDITED)

Results of Operations — For the Three Months Ended August 31, 2016

Investment Income.    Investment income totaled $6.0 million for the quarter and consisted primarily of net dividends and distributions and interest income on our investments. We received $9.4 million of dividends and distributions, of which $5.6 million was treated as a return of capital. Interest income was $2.2 million. We also received $1.7 million of paid-in-kind dividends during the quarter, which are not included in investment income, but are reflected as an unrealized gain.

Operating Expenses.    Operating expenses totaled $4.5 million, including $1.9 million of investment management fees, $1.2 million of interest expense (including non-cash amortization of debt issuance costs of $0.1 million) and $0.4 million of other operating expenses. Preferred stock distributions during the quarter were $1.0 million (including non-cash amortization of offering costs of $0.03 million).

Net Investment Income.    Our net investment income totaled $1.5 million.

Net Realized Gains.    We had net realized gains from long-term investments of $16.6 million which included $0.3 million of gains from option activity.

Net Change in Unrealized Gains.    We had a net increase in unrealized gains of $26.1 million. The net increase consisted of unrealized gains from investments of $25.8 million and $0.3 million of net unrealized gains from option activity.

Net Increase in Net Assets Resulting from Operations.    We had an increase in net assets resulting from operations of $44.2 million. This increase was comprised of net investment income of $1.5 million, net realized gains of $16.6 million and a net increase in unrealized gains of $26.1 million, as noted above.

Distributions to Common Stockholders

We pay quarterly distributions to our common stockholders, generally funded by net distributable income (“NDI”) generated from our portfolio investments. NDI is the amount of income received by us from our portfolio investments less operating expenses, subject to certain adjustments as described below. NDI is not a financial measure under the accounting principles generally accepted in the United States of America (“GAAP”). Refer to the “Reconciliation of NDI to GAAP” section below for a reconciliation of this measure to our results reported under GAAP.

Income from portfolio investments includes (a) cash dividends and distributions, (b) paid-in-kind dividends received (i.e., stock dividends), (c) interest income from debt securities and commitment or structuring fees from private investments in public equity (“PIPE investments”) and (d) net premiums received from the sale of covered calls.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

MANAGEMENT DISCUSSION

(UNAUDITED)

Operating expenses include (a) investment management fees paid to our investment adviser (KAFA), (b) other expenses (mostly comprised of fees paid to other service providers) and (c) interest expense and preferred stock distributions.

Net Distributable Income (NDI)

(amounts in millions, except for per share amounts)

Three Months Ended August 31, 2016
Distributions and Other Income from Investments
Dividends and Distributions(1)	$9.4
Paid-In-Kind Dividends(1)	1.7
Interest Income	2.5
Net Premiums Received from Call Options Written	0.4

Total Distributions and Other Income from Investments	14.0
Expenses
Investment Management Fee	(1.9)
Other Expenses	(0.4)
Interest Expense	(1.1)
Preferred Stock Distributions	(1.0)

Net Distributable Income (NDI)	$9.6

Weighted Shares Outstanding	36.6
NDI per Weighted Share Outstanding	$0.26

Adjusted NDI per Weighted Share Outstanding(2)	$0.26

Distributions paid per Common Share(3)	$0.25

(1)	See Note 2 (Investment Income) to the Financial Statements for additional information regarding paid-in-kind and non-cash dividends and distributions.

(2)	Adjusted NDI includes $0.1 million of consideration received in the MarkWest Energy Partners, L.P. and MPLX LP merger that was intended to offset lower quarterly distributions as a result of the transaction. Because the acquiring entity has deemed part of the merger consideration to be compensation to help offset the lower quarterly distribution that unitholders of the acquired entity would receive after closing, we believe it to be appropriate to include this amount in Adjusted NDI. This merger consideration is not included in investment income for GAAP purposes, but rather is treated as additional consideration when calculating the realized or unrealized gain (loss) that results from the merger transaction.

(3)	The distribution of $0.25 per share for the third quarter was paid on October 14, 2016.

Payment of future distributions is subject to Board of Directors approval, as well as meeting the covenants of our debt agreements and terms of our preferred stock. Because our quarterly distributions are funded primarily by NDI generated from our portfolio investments, the Board of Directors, in determining our quarterly distribution to common stockholders, gives a significant amount of consideration to the NDI and Adjusted NDI generated in the current quarter, as well as the NDI that our portfolio is expected to generate over the next twelve months. The Board of Directors also considers other factors, including but not limited to, realized and unrealized gains generated by the portfolio.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

MANAGEMENT DISCUSSION

(UNAUDITED)

Reconciliation of NDI to GAAP

The difference between distributions and other income from investments in the NDI calculation and total investment income as reported in our Statement of Operations is reconciled as follows:

•

GAAP recognizes that a significant portion of the cash distributions received from MLPs is characterized as a return of capital and therefore excluded from investment income, whereas the NDI calculation includes the return of capital portion of such distributions.

•

GAAP recognizes distributions received from MLPs that exceed the cost basis of our securities to be realized gains and are therefore excluded from investment income, whereas the NDI calculation includes these distributions.

•

NDI includes the value of paid-in-kind dividends, and distributions, whereas such amounts are not included as investment income for GAAP purposes, but rather are recorded as unrealized gains upon receipt.

•

NDI includes commitment fees from PIPE investments, whereas such amounts are generally not included in investment income for GAAP purposes, but rather are recorded as a reduction to the cost of the investment.

•

Certain of our investments in debt securities were purchased at a discount or premium to the par value of such security. When making such investments, we consider the security’s yield to maturity, which factors in the impact of such discount (or premium). Interest income reported under GAAP includes the non-cash accretion of the discount (or amortization of the premium) based on the effective interest method. When we calculate interest income for purposes of determining NDI, in order to better reflect the yield to maturity, the accretion of the discount (or amortization of the premium) is calculated on a straight-line basis to the earlier of the expected call date or the maturity date of the debt security.

•

We may sell covered call option contracts to generate income or to reduce our ownership of certain securities that we hold. In some cases, we are able to repurchase these call option contracts at a price less than the call premium that we received, thereby generating a profit. The premium we received from selling call options, less (i) the amount that we pay to repurchase such call option contracts and (ii) the amount by which the market price of an underlying security is above the strike price at the time a new call option is written (if any), is included in NDI. For GAAP purposes, premiums received from call option contracts sold are not included in investment income. See Note 2 — Significant Accounting Policies for a full discussion of the GAAP treatment of option contracts.

The treatment of expenses included in NDI also differs from what is reported in the Statement of Operations as follows:

•

The non-cash amortization or write-offs of capitalized debt issuance costs and preferred stock offering costs related to our financings is included in interest expense and distributions on mandatory redeemable preferred stock for GAAP purposes, but is excluded from our calculation of NDI.

•

NDI also includes recurring payments (or receipts) on interest rate swap contracts or the amortization of termination payments on interest rate swap contracts entered into in anticipation of an offering of unsecured notes (“Notes”) or mandatory redeemable preferred stock (“MRP Shares”). The termination payments on interest rate swap contracts are amortized over the term of the Notes or MRP Shares issued. For GAAP purposes, these amounts are included in the realized gains/losses section of the Statement of Operations.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

MANAGEMENT DISCUSSION

(UNAUDITED)

Liquidity and Capital Resources

At August 31, 2016, we had total leverage outstanding of $185 million, which represented 30% of total assets and was comprised of $115 million of Notes and $70 million of MRP Shares. As of August 31, 2016, we did not have any borrowings under our unsecured revolving credit facility (the “Credit Facility”) or under our Term Loan, and we had $7 million of cash and cash equivalents (including short-term investments). As of October 24, 2016, we had no borrowings outstanding under our Credit Facility, $35 million borrowed under our Term Loan, and we had $2 million of cash and cash equivalents.

Our Credit Facility has a two-year term maturing on February 28, 2018. The interest rate on outstanding loan balances may vary between LIBOR plus 1.60% and LIBOR plus 2.25%, depending on our asset coverage ratios. We pay a fee of 0.30% per annum on any unused amounts of the Credit Facility.

Our Term Loan has a total commitment of $50 million. The initial term of the Term Loan extends through June 13, 2017, at which time we have the option to convert any borrowings outstanding at the time into a one-year term loan. The interest rate on outstanding loan balances may vary between LIBOR plus 1.30% and LIBOR plus 1.75%, depending on our asset coverage ratios. We pay a commitment fee equal to a rate of 0.25% per annum on any unused amounts of the Term Loan. As a condition precedent to any borrowing under the Term Loan, our net assets must be in excess of a minimum net asset value threshold determined pursuant to the terms of the Term Loan. On April 18, 2016, we amended the terms of the Term Loan to reset the minimum net asset value threshold to $130 million, which is equal to 50% of our net asset value as of February 26, 2016. Following the amendment, we are able to borrow on the Term Loan because our net asset value is above the minimum net asset threshold.

At August 31, 2016, we had $115 million of Notes outstanding that mature between 2018 and 2025, and we had $70 million of MRP Shares outstanding that are subject to mandatory redemption in 2017 and 2018.

On September 7, 2016, with proceeds from the issuance of $20 million of Series C MRP Shares and with $20 million of borrowings under our unsecured revolving Term Loan, we redeemed the remaining $40 million of Series A MRP Shares. The Series C MRP Shares have a mandatory redemption date of September 7, 2021 and pay quarterly cash dividends at a fixed rate of 3.36% per annum.

At August 31, 2016, our asset coverage ratios under the Investment Company Act of 1940, as amended (the “1940 Act”), were 539% for debt and 335% for total leverage (debt plus preferred stock). Our target asset coverage ratio with respect to our debt is 430%. At times we may be above or below our target depending upon market conditions as well as certain other factors, including our target total leverage asset coverage ratio of 320% and the basic maintenance amount as stated in our rating agency guidelines.

As of August 31, 2016, our total leverage consisted of 100% fixed rate obligations. As of such date, the weighted average interest/dividend rate on our total leverage was 4.41%.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

SCHEDULE OF INVESTMENTS

AUGUST 31, 2016

(amounts in 000’s, except number of option contracts)

(UNAUDITED)

Description	No. of Shares/Units	Value
Long-Term Investments — 139.8%
Equity Investments(1) — 120.0%
United States — 116.3%
Midstream Company — 37.4%
EnLink Midstream, LLC	6	$93
Kinder Morgan, Inc.(2)	299	6,535
ONEOK, Inc.(2)(3)	779	36,544
Plains GP Holdings, L.P.(3)(4)(5)	2,954	33,614
SemGroup Corporation	247	7,695
Spectra Energy Corp.(6)	383	13,628
Tallgrass Energy GP, LP(4)	514	11,953
Targa Resources Corp.(2)	708	30,846
The Williams Companies, Inc.	400	11,176
VTTI Energy Partners LP(4)	550	10,571

		162,655

MLP(7) — 34.5%
Arc Logistics Partners LP	435	6,415
Buckeye Partners, L.P.	151	10,631
Crestwood Equity Partners LP	149	3,089
DCP Midstream Partners, LP(2)	438	14,356
Energy Transfer Partners, L.P.	621	24,807
EnLink Midstream Partners, LP	168	2,956
Enterprise Products Partners L.P.	533	14,058
EQT Midstream Partners, LP	43	3,380
Global Partners LP	160	2,424
Magellan Midstream Partners, L.P.(2)	35	2,440
MPLX LP	219	7,257
NuStar Energy L.P.	70	3,360
ONEOK Partners, L.P.(3)	271	10,486
PBF Logistics LP	114	2,307
Phillips 66 Partners LP	18	891
Spectra Energy Partners, LP	50	2,281
SunCoke Energy Partners, L.P.	129	1,707
Sunoco Logistics Partners L.P.	322	9,522
Sunoco LP	54	1,618
Tesoro Logistics LP	137	6,561
Western Gas Partners, LP	195	9,805
Williams Partners L.P.	252	9,586

		149,937

Marine — 26.2%
Capital Product Partners L.P. — Class B Units(4)(8)(9)(10)	3,333	24,233
Dynagas LNG Partners LP(4)	1,256	18,420
GasLog Partners LP(4)	843	16,733
Golar LNG Partners LP(4)	1,353	26,285
Höegh LNG Partners LP(4)	374	6,967
KNOT Offshore Partners LP(4)	1,158	21,556

		114,194

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

SCHEDULE OF INVESTMENTS

AUGUST 31, 2016

(amounts in 000’s, except number of option contracts)

(UNAUDITED)

Description	No. of Shares/Units	Value
MLP Affiliate — 15.1%
Enbridge Energy Management, L.L.C.(11)	2,895	$65,901

Other Energy Company — 3.1%
Anadarko Petroleum Corporation — 7.50 % Tangible Equity Units(12)	147	5,612
Macquarie Infrastructure Corporation(2)	83	6,619
NRG Yield, Inc. — Class A	77	1,236

		13,467

Total United States (Cost — $471,953)		506,154

Canada — 3.7%
Midstream Company — 3.7%
Enbridge, Inc.(6)	164	6,492
TransCanada Corporation	206	9,381

Total Canada (Cost — $15,071)		15,873

Total Equity Investments (Cost — $487,024)		522,027

	Interest Rate	Maturity Date	Principal Amount	Value
Debt Instruments — 19.8%
United States — 15.8%
Upstream — 12.8%
California Resources Corporation(3)(9)	8.000%	12/15/22	$16,575	$11,271
Canbriam Energy Inc.(9)	9.750	11/15/19	9,390	9,836
Chief Oil & Gas LLC(9)	(13)	8/8/21	8,109	7,298
Eclipse Resources Corporation	8.875	7/15/23	13,000	12,090
Endeavor Energy Resources, L.P.(9)	8.125	9/15/23	1,850	1,915
Energy & Exploration Partners, Inc.(8)(9)(14)	(15)	5/31/22	52	34
Goodrich Petroleum Corporation(9)(16)(17)	8.875	3/15/18	1,274	185
Goodrich Petroleum Corporation(16)(17)	8.875	3/15/19	674	3
Jones Energy, Inc.	9.250	3/15/23	5,000	4,450
Vantage Energy, LLC(9)	(18)	12/31/18	8,795	8,443

				55,525

Marine — 1.6%
Teekay Offshore Partners L.P.	6.000	7/30/19	8,713	7,144

Midstream Company — 1.4%
SemGroup Corporation	7.500	6/15/21	6,073	6,134

Total United States (Cost — $71,151)				68,803

Canada — 4.0%
Upstream — 4.0%
Athabasca Oil Corporation(9)	7.500	11/19/17	(19)	7,429
Jupiter Resources Inc.(9)	8.500	10/1/22	12,750	10,136

Total Canada (Cost — $19,219)				17,565

Total Debt Investments (Cost — $90,370)				86,368

Total Long-Term Investments (Cost — $577,394)				608,395

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

SCHEDULE OF INVESTMENTS

AUGUST 31, 2016

(amounts in 000’s, except number of option contracts)

(UNAUDITED)

			No. of Shares/Units	Value
Short-Term Investments — 1.2%
Money Market Fund — 1.2%
JPMorgan 100% U.S. Treasury Securities Money Market Fund — Capital Shares, 0.19%(20) (Cost $5,052)			5,052	$5,052

	Strike Price	Expiration Date	No. of Contracts	Value
Liabilities
Call Option Contracts Written(16)
United States
Midstream Company
Kinder Morgan, Inc.	$22.00	10/21/16	250	(22)
Kinder Morgan, Inc.	23.00	9/16/16	100	(1)
ONEOK, Inc.	49.00	10/21/16	530	(61)
ONEOK, Inc.	50.00	10/21/16	530	(45)
Targa Resources Corp.	46.00	10/21/16	150	(20)
Targa Resources Corp.	47.00	10/21/16	150	(15)

				(164)

MLP
DCP Midstream Partners, LP	35.00	9/16/16	300	(9)
Magellan Midstream Partners, L.P.	72.50	10/21/16	20	(2)

				(11)

Other Energy Company
Macquarie Infrastructure Corporation	80.00	10/21/16	190	(36)
Macquarie Infrastructure Corporation	85.00	10/21/16	190	(6)

				(42)

Total Call Option Contracts Written (Premium Received — $241)				(217)

Debt				(115,000)
Mandatory Redeemable Preferred Stock at Liquidation Value				(70,000)
Other Assets in Excess of Other Liabilities				6,806

Net Assets Applicable To Common Stockholders				435,036

(1)	Unless otherwise noted, equity investments are common units/common shares.

(2)	Security or a portion thereof is segregated as collateral on option contracts written.

(3)	The Fund believes that it is an affiliate of Plains GP Holdings, L.P. (“Plains GP”). The Fund does not believe that it is an affiliate of ONEOK Partners, L.P., ONEOK, Inc. or California Resources Corporation. See Note 5 — Agreements and Affiliations.

(4)	This company is structured like an MLP, but is not treated as a publicly-traded partnership for RIC qualification purposes.

(5)	On July 11, 2016, Plains All American Pipeline, L.P. (“PAA”) announced it had entered into a definitive agreement with Plains AAP, L.P. (“PAA GP”) to permanently eliminate PAA’s incentive distribution rights and the economic rights associated with PAA’s 2% general partner interest in exchange for newly issued PAA common units and the assumption of all of PAA GP’s outstanding debt.

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

SCHEDULE OF INVESTMENTS

AUGUST 31, 2016

(amounts in 000’s, except number of option contracts)

(UNAUDITED)

(6)	On September 6, 2016, Enbridge Inc. (“ENB”) and Spectra Energy Corp. (“SE”) announced an agreement to combine in a stock-for-stock merger transaction. Under the terms of the agreement, each shareholder of SE will receive 0.984 shares of ENB for each share of SE they own.

(7)	Securities are treated as a publicly-traded partnership for regulated investment company (“RIC”) qualification purposes. To qualify as a RIC for tax purposes, the Fund may directly invest up to 25% of its total assets in equity and debt securities of entities treated as publicly-traded partnerships. The Fund had 24.0% of its total assets invested in publicly-traded partnerships at August 31, 2016. It is the Fund’s intention to be treated as a RIC for tax purposes.

(8)	Fair valued security. See Notes 2 and 3 in Notes to Financial Statements.

(9)	The Fund’s ability to sell this security is subject to certain legal or contractual restrictions. As of August 31, 2016, the aggregate value of restricted securities held by the Fund was $80,780 (12.9% of total assets). See Note 7 — Restricted Securities.

(10)	Class B Units are convertible on a one-for-one basis into common units of Capital Product Partners L.P. (“CPLP”) and are senior to the common units in terms of liquidation preference and priority of distributions. The Class B Units pay quarterly cash distributions and are convertible at any time at the option of the holder. The Class B Units paid a distribution of $0.21375 per unit for the third quarter.

(11)	Dividends are paid-in-kind.

(12)	Security is comprised of a prepaid equity purchase contract and a senior amortizing note. Unless settled earlier, each prepaid equity purchase contract will settle on June 7, 2018 for between 0.7159 and 0.8591 Western Gas Equity Partners, LP (“WGP”) common units (subject to Anadarko Petroleum Corporation’s (“APC”) right to deliver APC common stock in lieu of WGP common units). The Fund receives a quarterly payment of 7.50% per annum on the $50 per unit stated amount of the security.

(13)	Floating rate second lien secured term loan. Security pays interest at a rate of LIBOR + 650 basis points with a 1.00% LIBOR floor (7.50% as of August 31, 2016).

(14)	On May 13, 2016, Energy & Exploration Partners, Inc. emerged from a bankruptcy proceeding under Chapter 11 of the Bankruptcy Code. As a result of the reorganization, the Fund received a Senior Secured Second Lien Term Loan (principal amount of $52) and an equity interest in the company.

(15)	Interest is paid-in-kind at a fixed rate per annum equal to 5.00%.

(16)	Security is non-income producing.

(17)	On April 15, 2016, Goodrich Petroleum Corporation (“Goodrich”) filed voluntary petitions in the United States Bankruptcy Court for the Southern District of Texas seeking relief under Chapter 11 of the Bankruptcy Code. As of August 31, 2016, the Fund held Goodrich second lien notes (maturing in 2018) and unsecured notes (maturing in 2019). During the first quarter of fiscal 2016, the Fund stopped accruing interest income related to its investments in Goodrich. On October 12, 2016, Goodrich announced that it has emerged from bankruptcy. Pursuant to the reorganization, Goodrich’s existing common stock has been cancelled, and its new common stock will be issued to second lien noteholders, unsecured noteholders, general unsecured claim holders and management. Goodrich anticipates that its common stock will be traded on the over-the-counter (“OTC”) market and plans to list on a major exchange at a later date.

(18)	Floating rate second lien secured term loan. Security pays interest at a rate of LIBOR + 750 basis points with a 1.00% LIBOR floor (8.50% as of August 31, 2016).

(19)	Principal amount is 9,830 Canadian dollars.

(20)	Rate indicated is the current yield as of August 31, 2016.

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES

AUGUST 31, 2016

(amounts in 000’s, except share and per share amounts)

(UNAUDITED)

ASSETS
Investments, at fair value:
Non-affiliated (Cost — $520,832)	$574,781
Affiliated (Cost — $56,562)	33,614
Short-term investments (Cost — $5,052)	5,052

Total investments (Cost — $582,446)	613,447
Cash	2,000
Deposits with brokers	226
Receivable for securities sold	3,797
Interest, dividends and distributions receivable (Cost — $2,974)	2,972
Deferred debt and preferred stock offering costs and other assets	1,949

Total Assets	624,391

LIABILITIES
Payable for securities purchased	1,883
Investment management fee payable	649
Call option contracts written (Premiums received — $241)	217
Accrued directors’ fees and expenses	44
Accrued expenses and other liabilities	1,562
Notes	115,000
Mandatory redeemable preferred stock, $25.00 liquidation value per share (2,800,000 shares issued and outstanding)	70,000

Total Liabilities	189,355

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS	$435,036

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS CONSIST OF
Common stock, $0.001 par value (36,558,050 shares issued and outstanding and 197,200,000 shares authorized)	$37
Paid-in capital	544,883
Accumulated net investment income (loss) less distributions not treated as tax return of capital	(54,031)
Accumulated net realized gains (losses) less distributions not treated as tax return of capital	(86,862)
Net unrealized gains (losses)	31,009

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS	$435,036

NET ASSET VALUE PER COMMON SHARE	$11.90

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

STATEMENT OF OPERATIONS

(amounts in 000’s)

(UNAUDITED)

	For the Three Months Ended August 31, 2016	For the Nine Months Ended August 31, 2016
INVESTMENT INCOME
Income
Dividends and distributions:
Non-affiliated investments	$8,667	$25,520
Affiliated investments	683	2,148

Total dividends and distributions (after foreign taxes withheld of $23 and $36, respectively)	9,350	27,668
Return of capital	(5,593)	(15,450)

Net dividends and distributions	3,757	12,218
Interest and other income	2,213	5,751

Total Investment Income	5,970	17,969

Expenses
Investment management fees	1,903	5,295
Professional fees	134	346
Administration fees	60	177
Reports to stockholders	45	145
Directors’ fees and expenses	40	127
Insurance	13	37
Custodian fees	2	2
Other expenses	61	191

Total Expenses — before interest expense and preferred distributions	2,258	6,320
Interest expense including amortization and write-off of offering costs	1,230	8,590
Distributions on mandatory redeemable preferred stock including amortization and write-off of offering costs	965	4,276

Total Expenses	4,453	19,186

Net Investment Income (Loss)	1,517	(1,217)

REALIZED AND UNREALIZED GAINS (LOSSES)
Net Realized Gains (Losses)
Investments — non-affiliated	6,953	(60,024)
Investments — affiliated	9,363	10,239
Foreign currency transactions	5	16
Options	299	891

Net Realized Gains (Losses)	16,620	(48,878)

Net Change in Unrealized Gains (Losses)
Investments — non-affiliated	28,116	42,983
Investments — affiliated	(2,373)	(8,541)
Foreign currency translations	—	4
Options	325	36

Net Change in Unrealized Gains (Losses)	26,068	34,482

Net Realized and Unrealized Gains (Losses)	42,688	(14,396)

NET INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS RESULTING FROM OPERATIONS	$44,205	$(15,613)

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS

(amounts in 000’s, except share amounts)

	For the Nine Months Ended August 31, 2016 (Unaudited)		For the Fiscal Year Ended November 30, 2015
OPERATIONS
Net investment income (loss)(1)	$(1,217)		$10,893
Net realized losses	(48,878)		(78,754)
Net change in unrealized gains (losses)	34,482		(437,009)

Net Decrease in Net Assets Resulting from Operations	(15,613)		(504,870)

DIVIDENDS AND DISTRIBUTIONS TO COMMON STOCKHOLDERS(1)
Dividends	(30,231	)(2)	—	(3)
Distributions — net long-term capital gains	—	(2)	—	(3)
Distributions — return of capital	—	(2)	(69,951	)(3)

Dividends and Distributions to Common Stockholders	(30,231)		(69,951)

CAPITAL STOCK TRANSACTIONS
Issuance of 219,508 shares of common stock	1,771	(4)	—
Issuance of 263,054 and 73,061 shares of common stock from reinvestment of dividends and distributions, respectively	1,822		1,756

Net Increase in Net Assets Applicable to Common Stockholders from Capital Stock Transactions	3,593		1,756

Total Decrease in Net Assets Applicable to Common Stockholders	(42,251)		(573,065)

NET ASSETS ATTRIBUTABLE TO COMMON STOCKHOLDERS
Beginning of period	477,287		1,050,352

End of period	$435,036		$477,287

(1)	Distributions on the Fund’s mandatory redeemable preferred stock (“MRP Shares”) are treated as an operating expense under GAAP and are included in the calculation of net investment income (loss). See Note 2 — Significant Accounting Policies. Distributions in the amount of $4,004 paid to holders of MRP Shares during the nine months ended August 31, 2016 are characterized as dividend income (a portion of which may be eligible to be treated as qualified dividend income) until after the end of the fiscal year when the Fund can determine its earnings and profits for the full fiscal year, which include gains and losses on the sale of securities for the remainder of the fiscal year. The final tax character may differ substantially from this preliminary information. Distributions in the amount of $6,471 paid to holders of MRP shares during the fiscal year ended November 30, 2015 were characterized as dividend income ($2,204), long-term capital gains ($2,604) and return of capital ($1,663). This characterization is based on the Fund’s earnings and profits.

(2)	Distributions paid to common stockholders for the nine months ended August 31, 2016 are characterized as dividend income (a portion of which may be eligible to be treated as qualified dividend income) until after the end of the fiscal year when the Fund can determine its earnings and profits for the full fiscal year, which

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS

(amounts in 000’s, except share amounts)

include gains and losses on the sale of securities for the remainder of the fiscal year. The Fund estimates that it will distribute more than its income and capital gains; therefore, a portion of distributions paid to common stockholders may be treated as return of capital. The final tax character may differ substantially from this preliminary information.

(3)	Distributions paid to common stockholders for the fiscal year ended November 30, 2015 were characterized as distributions (long-term capital gains or return of capital). This characterization is based on the Fund’s earnings and profits.

(4)	On December 17, 2015, the Fund’s investment advisor, KA Fund Advisors, LLC, purchased $1,771 of newly issued shares funded in part with the after-tax management fees received during the fourth quarter of fiscal 2015. See Note 13 — Common Stock.

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

STATEMENT OF CASH FLOWS

FOR THE NINE MONTHS ENDED AUGUST 31, 2016

(amounts in 000’s)

(UNAUDITED)

CASH FLOWS FROM OPERATING ACTIVITIES
Net decrease in net assets resulting from operations	$(15,613)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided by operating activities:
Return of capital distributions	15,450
Net realized losses (excluding foreign currency transactions)	48,894
Net change in unrealized gains (excluding foreign currency translations)	(34,478)
Accretion of bond discounts, net	(516)
Purchase of long-term investments	(201,219)
Proceeds from sale of long-term investments	306,450
Purchase of short-term investments, net	(5,052)
Decrease in deposits with brokers	28
Increase in receivable for securities sold	(2,365)
Increase in interest, dividends and distributions receivable	(52)
Amortization and write-off of deferred debt offering costs	589
Amortization and write-off of mandatory redeemable preferred stock offering costs	272
Decrease in other assets	92
Increase in payable for securities purchased	1,883
Decrease in investment management fee payable	(247)
Decrease in premiums received on call option contracts written	(372)
Decrease in accrued directors’ fees and expenses	(7)
Decrease in accrued expenses and other liabilities	(2,862)

Net Cash Provided by Operating Activities	110,875

CASH FLOWS FROM FINANCING ACTIVITIES
Redemption of notes	(115,000)
Redemption of mandatory redeemable preferred stock	(50,000)
Proceeds from issuance of common stock	1,771
Costs associated with renewal of credit facility	(637)
Cash distributions paid to common stockholders	(28,409)

Net Cash Used in Financing Activities	(192,275)

NET DECREASE IN CASH	(81,400)
CASH — BEGINNING OF PERIOD	83,400

CASH — END OF PERIOD	$2,000

Supplemental disclosure of cash flow information:

Non-cash financing activities not included herein consisted of reinvestment of distributions of $1,822 pursuant to the Fund’s dividend reinvestment plan.

During the nine months ended August 31, 2016, interest paid related to debt obligations was $10,256, and there were no income taxes paid.

During the nine months ended August 31, 2016, the Fund received $5,079 of paid-in-kind dividends. See Note 2 — Significant Accounting Policies.

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

FINANCIAL HIGHLIGHTS

(amounts in 000’s, except share and per share amounts)

	For the Nine Months Ended August 31, 2016 (Unaudited)		For the Fiscal Year Ended November 30,
			2015	2014

Per Share of Common Stock(1)
Net asset value, beginning of period	$13.23		$29.17	$28.91
Net investment income (loss)(2)	(0.03)		0.30	0.14
Net realized and unrealized gains (losses)	(0.46)		(14.30)	2.06

Total income (loss) from operations	(0.49)		(14.00)	2.20

Dividends and distributions — auction rate preferred(2)(3)	—		—	—

Common dividends — dividend income(3)	(0.83)		—	(1.60)
Common distributions — long-term capital gains(3)	—		—	(0.33)
Common distributions — return of capital(3)	—		(1.94)	—

Total dividends and distributions — common	(0.83)		(1.94)	(1.93)

Effect of common stock repurchased	—		—	0.01
Effect of issuance of common and preferred stock	—		—	—
Gain on 765 shares of Series B Preferred Stock redeemed at a discount to liquidation value	—		—	—
Effect of shares issued in reinvestment of distributions	(0.01)		—	(0.02)

Total capital stock transactions	(0.01)		—	(0.01)

Net asset value, end of period	$11.90		$13.23	$29.17

Market value per share of common stock, end of period	$10.88		$12.43	$30.10

Total investment return based on common stock market value(4)	(2.8	)%(5)	(54.7)%	15.3%
Total investment return based on net asset value(6)	(0.1	)%(5)	(50.2)%	8.1%
Supplemental Data and Ratios(7)
Net assets applicable to common stockholders, end of period	$435,036		$477,287	$1,050,352
Ratio of expenses to average net assets
Management fees	1.9%		1.9%	1.8%
Other expenses	0.4		0.2	0.1

Subtotal	2.3		2.1	1.9
Interest expense and distributions on mandatory redeemable preferred stock(2)	4.1	(8)	2.1	1.7
Management fee waivers	—		—	—

Total expenses	6.4%		4.2%	3.6%

Ratio of net investment income (loss) to average net assets(2)	0.1	%(8)	1.3%	0.4%
Net increase (decrease) in net assets applicable to common stockholders resulting from operations to average net assets	(4.2	)%(5)	(61.8)%	7.1%
Portfolio turnover rate	37.5	%(5)	50.0%	37.7%
Average net assets	$372,072		$817,534	$1,129,602
Notes outstanding, end of period	$115,000		$230,000	$345,000
Credit facility outstanding, end of period	$—		$—	$—
Term loan outstanding, end of period	$—		$—	$28,000
Auction rate preferred stock, end of period	$—		$—	$—
Mandatory redeemable preferred stock, end of period	$70,000		$120,000	$120,000
Average shares of common stock outstanding	36,468,259		36,066,280	36,004,074
Asset coverage of total debt(9)	539.2%		359.7%	413.8%
Asset coverage of total leverage (debt and preferred stock)(10)	335.2%		236.4%	313.1%
Average amount of borrowings per share of common stock during the period	$3.48		$8.10	$10.16

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

FINANCIAL HIGHLIGHTS

(amounts in 000’s, except share and per share amounts)

	For the Fiscal Year Ended November 30,
	2013	2012	2011	2010

Per Share of Common Stock(1)
Net asset value, beginning of period	$25.43	$25.25	$26.53	$20.04
Net investment income (loss)(2)	(0.28)	(0.04)	(0.08)	0.16
Net realized and unrealized gains (losses)	5.68	2.14	0.71	8.24

Total income (loss) from operations	5.40	2.10	0.63	8.40

Dividends and distributions — auction rate preferred(2)(3)	—	—	—	—

Common dividends — dividend income(3)	(0.05)	(0.71)	—	(1.92)
Common distributions — long-term capital gains(3)	(1.23)	—	(1.92)	—
Common distributions — return of capital(3)	(0.64)	(1.21)	—	—

Total dividends and distributions — common	(1.92)	(1.92)	(1.92)	(1.92)

Effect of common stock repurchased	—	—	—	—
Effect of issuance of common and preferred stock	0.01	—	—	—
Gain on 765 shares of Series B Preferred Stock redeemed at a discount to liquidation value	—	—	—	—
Effect of shares issued in reinvestment of distributions	(0.01)	—	0.01	0.01

Total capital stock transactions	—	—	0.01	0.01

Net asset value, end of period	$28.91	$25.43	$25.25	$26.53

Market value per share of common stock, end of period	$27.99	$25.02	$23.82	$28.34

Total investment return based on common stock market value(4)	20.2%	13.0%	(9.7)%	37.9%
Total investment return based on net asset value(6)	22.1%	8.4%	2.3%	43.6%
Supplemental Data and Ratios(7)
Net assets applicable to common stockholders, end of period	$1,038,876	$901,787	$883,967	$915,064
Ratio of expenses to average net assets
Management fees	1.8%	1.8%	1.8%	1.7%
Other expenses	0.2	0.2	0.2	0.3

Subtotal	2.0	2.0	2.0	2.0
Interest expense and distributions on mandatory redeemable preferred stock(2)	2.1	2.4	2.3	2.3
Management fee waivers	—	—	—	—

Total expenses	4.1%	4.4%	4.3%	4.3%

Ratio of net investment income (loss) to average net assets(2)	(1.0)%	(0.2)%	(0.3)%	0.7%
Net increase (decrease) in net assets applicable to common stockholders resulting from operations to average net assets	19.5%	7.8%	2.3%	37.2%
Portfolio turnover rate	46.0%	57.2%	57.6%	62.0%
Average net assets	$987,463	$934,388	$940,587	$771,297
Notes outstanding, end of period	$275,000	$273,000	$301,000	$250,000
Credit facility outstanding, end of period	$70,000	$40,000	$—	$67,000
Term loan outstanding, end of period	$—	$—	$—	$—
Auction rate preferred stock, end of period	$—	$—	$—	$—
Mandatory redeemable preferred stock, end of period	$120,000	$120,000	$120,000	$90,000
Average shares of common stock outstanding	35,708,710	35,222,412	34,742,802	34,177,249
Asset coverage of total debt(9)	435.9%	426.4%	433.5%	417.1%
Asset coverage of total leverage (debt and preferred stock)(10)	323.4%	308.3%	310.0%	324.8%
Average amount of borrowings per share of common stock during the period	$9.04	$8.70	$8.92	$7.71

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

FINANCIAL HIGHLIGHTS

(amounts in 000’s, except share and per share amounts)

	For the Fiscal Year Ended November 30,
	2009	2008		2007	2006

Per Share of Common Stock(1)
Net asset value, beginning of period	$13.43	$29.01		$25.44	$24.13
Net investment income (loss)(2)	0.31	0.88		1.09	1.17
Net realized and unrealized gains (losses)	8.26	(14.09)		4.82	2.34

Total income (loss) from operations	8.57	(13.21)		5.91	3.51

Dividends and distributions — auction rate preferred(2)(3)	—	(0.34)		(0.50)	(0.44)

Common dividends — dividend income(3)	(0.62)	(0.38)		(1.36)	(1.67)
Common distributions — long-term capital gains(3)	—	—		(0.48)	—
Common distributions — return of capital(3)	(1.34)	(1.68)		—	(0.03)

Total dividends and distributions — common	(1.96)	(2.06)		(1.84)	(1.70)

Effect of common stock repurchased	—	—		—	0.05
Effect of issuance of common and preferred stock	—	—		—	(0.11)
Gain on 765 shares of Series B Preferred Stock redeemed at a discount to liquidation value	—	0.03		—	—
Effect of shares issued in reinvestment of distributions	—	—		—	—

Total capital stock transactions	—	0.03		—	(0.06)

Net asset value, end of period	$20.04	$13.43		$29.01	$25.44

Market value per share of common stock, end of period	$22.28	$10.53		$25.79	$25.00

Total investment return based on common stock market value(4)	139.9%	(55.2)%		10.2%	27.2%
Total investment return based on net asset value(6)	69.2%	(49.2)%		21.8%	13.2%
Supplemental Data and Ratios(7)
Net assets applicable to common stockholders, end of period	$677,678	$437,946		$934,434	$806,063
Ratio of expenses to average net assets
Management fees	1.7%	1.6%		1.7%	1.7%
Other expenses	0.3	0.3		0.3	0.3

Subtotal	2.0	1.9		2.0	2.0
Interest expense and distributions on mandatory redeemable preferred stock(2)	2.6	0.7		0.2	0.1
Management fee waivers	—	—		(0.1)	(0.3)

Total expenses	4.6%	2.6%		2.1%	1.8%

Ratio of net investment income (loss) to average net assets(2)	2.0%	3.1%		3.8%	4.6%
Net increase (decrease) in net assets applicable to common stockholders resulting from operations to average net assets	55.8%	(47.7)%		19.1%	12.3%
Portfolio turnover rate	88.8%	65.0%		52.1%	63.8%
Average net assets	$512,647	$915,456		$906,692	$802,434
Notes outstanding, end of period	$165,000	$225,000		$—	$—
Credit facility outstanding, end of period	$47,000	$—		$41,000	$—
Term loan outstanding, end of period	$—	$—		$—	$—
Auction rate preferred stock, end of period	$—	$—		$300,000	$300,000
Mandatory redeemable preferred stock, end of period	$—	$—		$—	$—
Average shares of common stock outstanding	33,272,958	32,258,146		32,036,996	31,809,344
Asset coverage of total debt(9)	419.7%	294.6	%(11)	—	—
Asset coverage of total leverage (debt and preferred stock)(10)	419.7%	294.6	%(11)	374.0%	368.7%
Average amount of borrowings per share of common stock during the period	$5.18	$3.53		$0.53	$0.08

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

FINANCIAL HIGHLIGHTS

(amounts in 000’s, except share and per share amounts)

(1)	Based on average shares of common stock outstanding.

(2)	Distributions on the Fund’s MRP Shares are treated as an operating expense under GAAP and are included in the calculation of net investment income (loss). See Note 2 — Significant Accounting Policies.

(3)	The actual characterization of the distributions made during the nine months ended August 31, 2016 will not be determinable until after the end of the fiscal year when the Fund can determine its actual earnings and profits for the full fiscal year (which include gains and losses on the sale of securities for the remainder of the fiscal year) and may differ substantially from this preliminary information. The information presented for each of the other periods is a characterization of the total distributions paid to the preferred stockholders and common stockholders as either dividend income (a portion was eligible to be treated as qualified dividend income) or distributions (long-term capital gains or return of capital) and is based on the Fund’s earnings and profits.

(4)	Total investment return based on market value is calculated assuming a purchase of common stock at the market price on the first day and a sale at the current market price on the last day of the period reported. The calculation also assumes reinvestment of distributions at actual prices pursuant to the Fund’s dividend reinvestment plan.

(5)	Not annualized.

(6)	Total investment return based on net asset value is calculated assuming a purchase of common stock at the net asset value on the first day and a sale at the net asset value on the last day of the period reported. The calculation also assumes reinvestment of distributions at actual prices pursuant to the Fund’s dividend reinvestment plan.

(7)	Unless otherwise noted, ratios are annualized.

(8)	For the purpose of annualizing these ratios, make whole premiums, accelerated interest, and the write-off of issuance costs related to the redemptions of unsecured notes (“Notes”) and MRP Shares have not been annualized.

(9)	Calculated pursuant to section 18(a)(1)(A) of the 1940 Act. Represents the value of total assets less all liabilities not represented by Notes or any other senior securities representing indebtedness and MRP Shares divided by the aggregate amount of Notes and any other senior securities representing indebtedness. Under the 1940 Act, the Fund may not declare or make any distribution on its common stock nor can it incur additional indebtedness if at the time of such declaration or incurrence its asset coverage with respect to senior securities representing indebtedness would be less than 300%. For purposes of this test, the Credit Facility and the Term Loan are considered senior securities representing indebtedness.

(10)	Calculated pursuant to section 18(a)(2)(A) of the 1940 Act. Represents the value of total assets less all liabilities not represented by Notes, any other senior securities representing indebtedness and MRP Shares divided by the aggregate amount of Notes, any other senior securities representing indebtedness and MRP Shares. Under the 1940 Act, the Fund may not declare or make any distribution on its common stock nor can it issue additional preferred stock if at the time of such declaration or issuance, its asset coverage with respect to all senior securities would be less than 200%. In addition to the limitations under the 1940 Act, the Fund, under the terms of its MRP Shares, would not be able to declare or pay any distributions on its common stock if such declaration would cause its asset coverage with respect to all senior securities to be less than 225%. For purposes of these asset coverage ratio tests, the Credit Facility and the Term Loan are considered senior securities representing indebtedness.

(11)	At November 30, 2008, the Fund’s asset coverage ratio on total debt pursuant to the 1940 Act was less than 300%. However, on December 2, 2008, the Fund entered into an agreement to repurchase $60,000 of its Notes, which closed on December 5, 2008. Upon the closing of the repurchase of the Notes, the Fund was in compliance with the 1940 Act and with its covenants under the Notes agreements.

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

1.	Organization

Kayne Anderson Energy Total Return Fund, Inc. (the “Fund”) was organized as a Maryland corporation on March 31, 2005 and commenced operations on June 28, 2005. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified closed-end investment company. The Fund’s investment objective is to obtain a high total return with an emphasis on current income. The Fund intends to achieve this investment objective by investing in a portfolio of companies in the Energy Sector. The majority of the Fund’s investments include investments in equity securities of Master Limited Partnerships, MLP Affiliates, Marine Transportation Companies, Midstream Companies, Other Energy Companies and upstream Income Trusts. The Fund’s shares of common stock are listed on the New York Stock Exchange, Inc. (“NYSE”) under the symbol “KYE.”

2.	Significant Accounting Policies

The following is a summary of the significant accounting policies that the Fund uses to prepare its financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The Fund is an investment company and follows accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (ASC) Topic 946 — “Financial Services — Investment Companies.”

A. Use of Estimates — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Actual results could differ materially from those estimates.

B. Reclassifications — Certain prior year amounts in the accompanying financial statements have been reclassified to conform to the current year’s presentation.

C. Cash and Cash Equivalents — Cash and cash equivalents include short-term, liquid investments with an original maturity of three months or less and include money market fund accounts.

D. Calculation of Net Asset Value — The Fund determines its net asset value on a daily basis and reports its net asset value on its website. Net asset value is computed by dividing the value of the Fund’s assets (including accrued interest and distributions), less all of its liabilities (including accrued expenses, distributions payable and any borrowings) and the liquidation value of any outstanding preferred stock by the total number of common shares outstanding.

E. Investment Valuation — Readily marketable portfolio securities listed on any exchange other than the NASDAQ Stock Market, Inc. (“NASDAQ”) are valued, except as indicated below, at the last sale price on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the most recent bid and ask prices on such day. Securities admitted to trade on the NASDAQ are valued at the NASDAQ official closing price. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities.

Equity securities traded in the over-the-counter market, but excluding securities admitted to trading on the NASDAQ, are valued at the closing bid prices. Debt securities that are considered bonds are valued by using the mean of the bid and ask prices provided by an independent pricing service or, if such prices are not available or in the judgment of KA Fund Advisors, LLC (“KAFA”) such prices are stale or do not represent fair value, by an independent broker. For debt securities that are considered bank loans, the fair market value is determined by using the mean of the bid and ask prices provided by the agent or syndicate bank or principal market maker. When price quotes for securities are not available, or such prices are stale or do not represent fair value in the

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

judgment of KAFA, fair market value will be determined using the Fund’s valuation process for securities that are privately issued or otherwise restricted as to resale.

Exchange-traded options and futures contracts are valued at the last sales price at the close of trading in the market where such contracts are principally traded or, if there was no sale on the applicable exchange on such day, at the mean between the quoted bid and ask price as of the close of such exchange.

The Fund holds securities that are privately issued or otherwise restricted as to resale. For these securities, as well as any security for which (a) reliable market quotations are not available in the judgment of KAFA, or (b) the independent pricing service or independent broker does not provide prices or provides a price that in the judgment of KAFA is stale or does not represent fair value, shall each be valued in a manner that most fairly reflects fair value of the security on the valuation date. Unless otherwise determined by the Board of Directors, the following valuation process is used for such securities:

•

Investment Team Valuation.    The applicable investments are valued by senior professionals of KAFA who are responsible for the portfolio investments. The investments will be valued monthly with new investments valued at the time such investment was made.

•

Investment Team Valuation Documentation.    Preliminary valuation conclusions will be determined by senior management of KAFA. Such valuations and supporting documentation are submitted to the Valuation Committee (a committee of the Fund’s Board of Directors) and the Board of Directors on a quarterly basis.

•

Valuation Committee.    The Valuation Committee meets to consider the valuations submitted by KAFA at the end of each quarter. Between meetings of the Valuation Committee, a senior officer of KAFA is authorized to make valuation determinations. All valuation determinations of the Valuation Committee are subject to ratification by the Board of Directors at its next regular meeting.

•

Valuation Firm.    Quarterly, a third-party valuation firm engaged by the Board of Directors reviews the valuation methodologies and calculations employed for these securities unless the aggregate fair value of such security is less than 0.1% of total assets.

•

Board of Directors Determination.    The Board of Directors meets quarterly to consider the valuations provided by KAFA and the Valuation Committee and ratify valuations for the applicable securities. The Board of Directors considers the report provided by the third-party valuation firm in reviewing and determining in good faith the fair value of the applicable portfolio securities.

As of August 31, 2016, the Fund held 5.6% of its net assets applicable to common stockholders (3.9% of total assets) in securities that were fair valued pursuant to the procedures adopted by the Board of Directors. The aggregate fair value of these securities at August 31, 2016 was $24,267. See Note 3 — Fair Value and Note 7 — Restricted Securities.

F. Repurchase Agreements — From time to time, the Fund has agreed to purchase securities from financial institutions subject to the seller’s agreement to repurchase them at an agreed-upon time and price (“repurchase agreements”). The financial institutions with whom the Fund enters into repurchase agreements are banks and broker/dealers which KAFA considers creditworthy. The seller under a repurchase agreement is required to maintain the value of the securities as collateral, subject to the agreement, at not less than the repurchase price plus accrued interest. KAFA monitors daily the mark-to-market of the value of the collateral, and, if necessary, requires the seller to maintain additional securities, so that the value of the collateral is not less than the repurchase price. Default by or bankruptcy of the seller would, however, expose the Fund to possible loss because of adverse market action or delays in connection with the disposition of the underlying securities. During the nine months ended August 31, 2016, the Fund did not enter into any repurchase agreements.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

G. Short Sales — A short sale is a transaction in which the Fund sells securities it does not own (but has borrowed) in anticipation of or to hedge against a decline in the market price of the securities. To complete a short sale, the Fund may arrange through a broker to borrow the securities to be delivered to the buyer. The proceeds received by the Fund for the short sale are retained by the broker until the Fund replaces the borrowed securities. In borrowing the securities to be delivered to the buyer, the Fund becomes obligated to replace the securities borrowed at their market price at the time of replacement, whatever the price may be.

The Fund’s short sales, if any, are fully collateralized. The Fund is required to maintain assets consisting of cash or liquid securities equal in amount to the liability created by the short sale. These assets are adjusted daily to reflect changes in the value of the securities sold short. The Fund is liable for any dividends or distributions paid on securities sold short.

The Fund may also sell short “against the box” (i.e., the Fund enters into a short sale as described above while holding an offsetting long position in the security which it sold short). If the Fund enters into a short sale “against the box,” the Fund would segregate an equivalent amount of securities owned as collateral while the short sale is outstanding. During the nine months ended August 31, 2016, the Fund did not engage in any short sales.

H. Derivative Financial Instruments — The Fund may utilize derivative financial instruments in its operations.

Interest rate swap contracts.    The Fund may use hedging techniques such as interest rate swaps to mitigate potential interest rate risk on a portion of the Fund’s leverage. Such interest rate swaps would principally be used to protect the Fund against higher costs on its leverage resulting from increases in interest rates. The Fund does not hedge any interest rate risk associated with portfolio holdings. Interest rate transactions the Fund uses for hedging purposes expose it to certain risks that differ from the risks associated with its portfolio holdings. A decline in interest rates may result in a decline in the value of the swap contracts, which, everything else being held constant, would result in a decline in the net assets of the Fund. In addition, if the counterparty to an interest rate swap defaults, the Fund would not be able to use the anticipated net receipts under the interest rate swap to offset its cost of financial leverage.

Interest rate swap contracts are recorded at fair value with changes in value during the reporting period, and amounts accrued under the agreements, included as unrealized gains or losses in the Statement of Operations. Monthly cash settlements under the terms of the interest rate swap agreements or termination payments are recorded as realized gains or losses in the Statement of Operations. The Fund generally values its interest rate swap contracts based on dealer quotations, if available, or by discounting the future cash flows from the stated terms of the interest rate swap agreement by using interest rates currently available in the market. See Note 8 — Derivative Financial Instruments.

Option contracts.    The Fund is also exposed to financial market risks including changes in the valuations of its investment portfolio. The Fund may purchase or write (sell) call options. A call option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from the writer of the option the security underlying the option at a specified exercise price at any time during the term of the option.

The Fund would realize a gain on a purchased call option if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchased call option. The Fund may also purchase put option contracts. If a purchased put option is exercised, the premium paid increases the cost basis of the securities sold by the Fund.

The Fund may also write (sell) call options with the purpose of generating realized gains or reducing its ownership of certain securities. If the Fund writes a call option on a security, the Fund has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price. The Fund will only write call options on securities that the Fund holds in its portfolio (i.e., covered calls).

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

When the Fund writes a call option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. If the Fund repurchases a written call option prior to its exercise, the difference between the premium received and the amount paid to repurchase the option is treated as a realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. The Fund, as the writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. See Note 8 — Derivative Financial Instruments.

I. Security Transactions — Security transactions are accounted for on the date these securities are purchased or sold (trade date). Realized gains and losses are calculated using the specific identification cost basis method for GAAP purposes. Since the Fund’s inception, it had also utilized the specific identification cost basis method for tax purposes. On July 13, 2015, the Fund filed a request with the Internal Revenue Service to change the tax accounting method used to compute the adjusted tax cost basis of its MLP securities to the average cost method. On February 5, 2016, the Fund received notification that the IRS approved the tax accounting method change effective December 1, 2014. The tax accounting method change did not change the accounting method utilized for GAAP purposes. See Note 6 — Taxes.

J. Return of Capital Estimates — Dividends and distributions received from the Fund’s investments are comprised of income and return of capital. Payments made by MLPs (and other entities treated as partnerships for federal income tax purposes) are categorized as “distributions” and payments made by corporations are categorized as “dividends.” At the time such dividends and distributions are received, the Fund estimates the amount of such payments that is considered investment income and the amount that is considered a return of capital. The Fund generally estimates that 90% of the distributions received from its MLPs will be treated as a return of capital. Such estimates for MLPs and other investments are based on historical information available from each investment and other industry sources. These estimates may subsequently be revised based on information received from investments after their tax reporting periods are concluded.

The return of capital portion of the distributions is a reduction to investment income, an equivalent reduction in the cost basis of the associated investments and an increase to net realized gains (losses) and net change in unrealized gains (losses). If the cash distributions received by the Fund exceed its cost basis (i.e. its cost basis has been reduced to zero), the distributions are treated as realized gains.

The Fund includes all cash distributions received on its Statement of Operations and reduces its investment income by (i) the estimated return of capital and (ii) the distributions in excess of cost basis. For the nine months ended August 31, 2016, the Fund estimated $15,450 of return of capital and no cash distributions that were in excess of cost basis.

In accordance with GAAP, the return of capital cost basis reductions for the Fund’s MLP investments are limited to the total amount of the cash distributions received from such investments. For income tax purposes, the cost basis reductions for the Fund’s MLP investments typically exceed cash distributions received from such investments due to allocated losses from these investments.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

The following table sets forth the Fund’s estimated total return of capital portion of the distributions received from its investments.

	For the Three Months Ended August 31, 2016	For the Nine Months Ended August 31, 2016
Dividends from investments	$6,289	$17,593
Distributions from investments	3,084	10,111

Total dividends and distributions from investments (before foreign taxes withheld of $23 and $36, respectively)	$9,373	$27,704

Dividends — % return of capital	45%	36%
Distributions — % return of capital	90%	90%
Total dividends and distributions — % return of capital	60%	56%
Return of capital — attributable to net realized gains (losses)	$738	$1,945
Return of capital — attributable to net change in unrealized gains (losses)	4,855	13,505

Total return of capital	$5,593	$15,450

K. Investment Income — The Fund records dividends and distributions on the ex-dividend date. Interest income is recognized on the accrual basis, including amortization of premiums and accretion of discounts. When investing in securities with payment in-kind interest, the Fund will accrue interest income during the life of the security even though it will not be receiving cash as the interest is accrued. To the extent that interest income to be received is not expected to be realized, a reserve against income is established.

During the first quarter, the Fund established $409 of reserves against interest income related to its investments in Energy & Exploration Partners, Inc. ($23), Goodrich Petroleum Corporation ($90) and Midstates Petroleum Company, Inc. ($296). Once these reserves were established, the Fund stopped accruing interest income related to these investments.

Many of the debt securities that the Fund holds were purchased at a discount or premium to the par value of the security. The non-cash accretion of a discount to par value increases interest income while the non-cash amortization of a premium to par value decreases interest income. The accretion of a discount and amortization of a premium are based on the effective interest method. The amount of these non-cash adjustments can be found in the Fund’s Statement of Cash Flows. The non-cash accretion of a discount increases the cost basis of the debt security, which results in an offsetting unrealized loss. The non-cash amortization of a premium decreases the cost basis of the debt security, which results in an offsetting unrealized gain. To the extent that par value is not expected to be realized, the Fund discontinues accruing the non-cash accretion of the discount to par value of the debt security.

The Fund may receive paid-in-kind and non-cash dividends and distributions in the form of additional units or shares from its investments. For paid-in-kind dividends, the additional units are not reflected in investment income during the period received, but are recorded as unrealized gains upon receipt. Non-cash dividends and distributions are reflected in investment income because the Fund has the option to receive its dividend in cash or in additional shares and units of the security. During the three and nine months ended August 31, 2016, the Fund received $1,692 and $5,079 of paid-in-kind dividends from its investment in Enbridge Energy Management, L.L.C.

L. Distributions to Stockholders — Distributions to common stockholders are recorded on the ex-dividend date. Distributions to holders of MRP Shares are accrued on a daily basis as described in Note 12 — Preferred Stock. As required by the Distinguishing Liabilities from Equity topic of the FASB Accounting Standards Codification (ASC 480), the Fund includes the accrued distributions on its MRP Shares as an operating expense due to the fixed term of this obligation. For tax purposes the payments made to the holders of the Fund’s MRP Shares are treated as dividends or distributions.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

The characterization of the distributions paid to holders of MRP Shares and common stock for the nine months ended August 31, 2016 as either dividend income (eligible to be treated as qualified dividend income) or distributions (long term capital gains or return of capital) will be determined after the end of the fiscal year based on the Fund’s actual earnings and profits and, therefore, the characterization may differ from the preliminary estimates.

M. Partnership Accounting Policy — The Fund records its pro-rata share of the income (loss) and capital gains (losses), to the extent of distributions it has received, allocated from the underlying partnerships and adjusts the cost basis of the underlying partnerships accordingly. These amounts are included in the Fund’s Statement of Operations.

N. Taxes — It is the Fund’s intention to continue to be treated as and to qualify each year for special tax treatment afforded a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). As long as the Fund meets certain requirements that govern its sources of income, diversification of assets and timely distribution of earnings to stockholders, the Fund will not be subject to U.S. federal income tax.

The Fund must pay distributions equal to 90% of its investment company taxable income (ordinary income and short-term capital gains) to qualify as a RIC and it must distribute all of its taxable income (ordinary income, short-term capital gains and long-term capital gains) to avoid federal income taxes. The Fund will be subject to federal income tax on any undistributed portion of income. For purposes of the distribution test, the Fund may elect to treat as paid on the last day of its taxable year all or part of any distributions that are declared after the end of its taxable year if such distributions are declared before the due date of its tax return, including any extensions (August 15th). See Note 6 — Taxes.

All RICs are subject to a non-deductible 4% excise tax on income that is not distributed on a timely basis in accordance with the calendar year distribution requirements. To avoid the tax, the Fund must distribute during each calendar year an amount at least equal to the sum of (i) 98% of its ordinary income for the calendar year, (ii) 98.2% of its net capital gains for the one-year period ending on November 30, the last day of our taxable year, and (iii) undistributed amounts from previous years on which the Fund paid no U.S. federal income tax. A distribution will be treated as paid during the calendar year if it is paid during the calendar year or declared by the Fund in October, November or December, payable to stockholders of record on a date during such months and paid by the Fund during January of the following year. Any such distributions paid during January of the following year will be deemed to be received by stockholders on December 31 of the year the distributions are declared, rather than when the distributions are actually received.

The Fund will be liable for the excise tax on the amount by which it does not meet the distribution requirement and will accrue an excise tax liability at the time that the liability is estimable and probable.

Dividend income received by the Fund from sources within Canada is subject to a 15% foreign withholding tax. Interest income on Canadian corporate debt obligations should generally be exempt from withholding tax on interest, with a few exceptions (e.g., a profit participating debt interest).

The Accounting for Uncertainty in Income Taxes Topic of the FASB Accounting Standards Codification defines the threshold for recognizing the benefits of tax-return positions in the financial statements as “more-likely-than-not” to be sustained by the taxing authority and requires measurement of a tax position meeting the more-likely-than-not criterion, based on the largest benefit that is more than 50% likely to be realized.

Since the Fund’s inception, it had utilized the specific identification tax accounting method to compute the adjusted tax cost basis of its MLP securities and for selection of lots to be sold. On July 13, 2015, the Fund filed a request with the Internal Revenue Service to change the tax accounting method used to compute the adjusted tax cost basis of its MLP securities to the average cost method. On February 5, 2016, the Fund received notification that the IRS approved the tax accounting method change effective December 1, 2014. See Note 6 — Taxes.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

The Fund’s policy is to classify interest and penalties associated with underpayment of federal and state income taxes, if any, as income tax expense on its Statement of Operations. Tax years subsequent to fiscal year 2012 remain open and subject to examination by the federal and state tax authorities.

O. Foreign Currency Translations — The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis: (i) market value of investment securities, assets and liabilities at the rate of exchange as of the valuation date; and (ii) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments in equity and debt securities which is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity and debt securities. Accordingly, realized and unrealized foreign currency gains and losses with respect to such securities are included in the reported net realized and unrealized gains and losses on investment transactions balances.

Net realized foreign exchange gains or losses represent gains and losses from transactions in foreign currencies and foreign currency contracts, foreign exchange gains or losses realized between the trade date and settlement date on security transactions, and the difference between the amounts of interest and dividends recorded on the Fund’s books and the U.S. dollar equivalent of such amounts on the payment date.

Net unrealized foreign exchange gains or losses represent the difference between the cost of assets and liabilities (other than investments) recorded on the Fund’s books from the value of the assets and liabilities (other than investments) on the valuation date.

P. Indemnifications — Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnification to other parties. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred, and may not occur. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Q. Offering and Debt Issuance Costs — Offering costs incurred by the Fund related to the issuance of its common stock reduce additional paid-in capital when the stock is issued. Costs incurred by the Fund related to the issuance of its debt (revolving credit facility, term loan or senior notes) or its preferred stock are capitalized and amortized over the period the debt or preferred stock is outstanding.

In April 2015, the FASB issued Accounting Standards Update (“ASU”) No. 2015-03 “Interest — Imputation of Interest (Subtopic 835-30), Simplifying the Presentation of Debt Issuance Costs”. ASU No. 2015-03 requires that all costs incurred to issue debt be presented in the balance sheet as a direct deduction from the carrying value of the debt. In August 2015, the FASB issued ASU No. 2015-15 “Interest — Imputation of Interest (Subtopic 835-30), Presentation and Subsequent Measurement of Debt Issuance Costs Associated with Line-of-Credit Arrangements”. ASU No. 2015-15 states that the SEC staff will not object to an entity presenting the cost of securing a revolving line of credit as an asset, regardless of whether a balance is outstanding. ASU No. 2015-03 and ASU No. 2015-15 are effective for fiscal years beginning after December 15, 2015, and interim periods within those fiscal years, and should be applied retrospectively. The Fund will adopt these changes in fiscal 2017 when they become effective.

3.	Fair Value

The Fair Value Measurement Topic of the FASB Accounting Standards Codification (“ASC 820”) defines fair value as the price at which an orderly transaction to sell an asset or to transfer a liability would take place

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

between market participants under current market conditions at the measurement date. As required by ASC 820, the Fund has performed an analysis of all assets and liabilities measured at fair value to determine the significance and character of all inputs to their fair value determination. Inputs are the assumptions, along with considerations of risk, that a market participant would use to value an asset or a liability. In general, observable inputs are based on market data that is readily available, regularly distributed and verifiable that the Fund obtains from independent, third-party sources. Unobservable inputs are developed by the Fund based on its own assumptions of how market participants would value an asset or a liability.

Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs” amends ASC 820. The amended guidance clarifies the wording used to describe many requirements in accounting literature for fair value measurement and disclosure to establish consistency between U.S. GAAP and International Financial Reporting Standards (“IFRSs”).

ASU No. 2011-04 requires the inclusion of additional disclosures on assumptions used by the Fund to determine fair value. Specifically, for assets measured at fair value using significant unobservable inputs (Level 3), ASU No. 2011-04 requires that the Fund (i) describe the valuation process, (ii) disclose quantitative information about unobservable inputs and (iii) provide a qualitative discussion about the sensitivity of the fair value measurement to changes in the unobservable inputs and inter-relationships between the inputs.

The fair value hierarchy prioritizes the inputs to valuation techniques used to measure fair value into the following three broad categories.

•	Level 1 — Valuations based on quoted unadjusted prices for identical instruments in active markets traded on a national exchange to which the Fund has access at the date of measurement.

•

Level 2 — Valuations based on quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets. Level 2 inputs are those in markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers.

•

Level 3 — Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect the Fund’s own assumptions that market participants would use to price the asset or liability based on the best available information.

The following table presents the Fund’s assets and liabilities measured at fair value on a recurring basis at August 31, 2016, and the Fund presents these assets and liabilities by security type and description on its Schedule of Investments or on its Statement of Assets and Liabilities. Note that the valuation levels below are not necessarily an indication of the risk or liquidity associated with the underlying investment.

	Total	Quoted Prices in Active Markets (Level 1)	Prices with Other Observable Inputs (Level 2)	Unobservable Inputs (Level 3)
Assets at Fair Value
Equity investments	$522,027	$497,794	$—	$24,233
Debt investments	86,368	—	86,334	34
Short-term investments	5,052	5,052	—	—

Total assets at fair value	$613,447	$502,846	$86,334	$24,267

Liabilities at Fair Value
Call option contracts written	$217	$—	$217	$—

For the nine months ended August 31, 2016, there were no transfers between Level 1 and Level 2.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

As of August 31, 2016, the Fund had Notes outstanding with aggregate principal amount of $115,000 and 2,800,000 shares of MRP Shares outstanding with a total liquidation value of $70,000. The Notes and MRP Shares were issued in private placements to institutional investors and are not listed on any exchange or automated quotation system. See Note 11 — Notes and Note 12 — Preferred Stock. As a result, the Fund categorizes the Notes and MRP Shares as Level 3 securities and determines the fair value of these instruments based on estimated market yields and credit spreads for comparable instruments with similar maturity, terms and structure.

The Fund records the Notes and MRP Shares on its Statement of Assets and Liabilities at principal amount or liquidation value. As of August 31, 2016, the estimated fair values of these leverage instruments are as follows.

Security	Principal Amount / Liquidation Value	Fair Value
Notes	$115,000	$119,600
MRP Shares	$70,000	$71,500

The following tables present the Fund’s assets measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the three and nine months ended August 31, 2016.

Three Months Ended August 31, 2016	Equity	Debt	Total
Balance — May 31, 2016	$22,633	$230	$22,863
Purchases	—	—	—
Transfers in from Level 2	—	—	—
Transfers out to Level 1 and 2	—	(204)	(204)
Realized gains (losses)	—	—	—
Unrealized gains (losses), net	1,600	8	1,608

Balance — August 31, 2016	$24,233	$34	$24,267

Nine Months Ended August 31, 2016	Equity	Debt	Total
Balance — November 30, 2015	$23,800	$—	$23,800
Purchases	2,500	—	2,500
Transfers in from Level 2	—	1,329	1,329
Transfers out to Level 1 and 2	(2,500)	(616)	(3,116)
Realized gains (losses)	—	(687)	(687)
Unrealized gains (losses), net	433	8	441

Balance — August 31, 2016	$24,233	$34	$24,267

The purchase of $2,500 for the nine months ended August 31, 2016 relates to the Fund’s investment in Sunoco LP (“SUN”) that was made in December 2015.

The $1,329 of transfers in from Level 2 for the nine months ended August 31, 2016 relate to the Fund’s investments in the Goodrich Petroleum Corporation (“Goodrich”) 8.875% second lien senior secured notes due 2018 (the “Goodrich Second Lien Notes”) and Energy & Exploration Partners, Inc. (“ENXP”) senior secured second lien term loan (“ENXP Second Lien Term Loan”). The $204 and $616 of transfers out to Level 2 for the three and nine months ended August 31, 2016, respectively, relate to the Goodrich Second Lien Notes, as trading activity during the third quarter supported a Level 2 valuation for this security. The $2,500 transfer out to Level 1 for the nine months ended August 31, 2016 relates to the Fund’s investment in SUN that became marketable during the second quarter of 2016. The Fund utilizes the beginning of reporting period method for determining transfers between levels.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

The $687 of realized losses for the nine months ended August 31, 2016 relate to the Fund’s investment in ENXP and were a result of ENXP completing its Chapter 11 restructuring.

The $1,608 and $441 of unrealized gains for the three and nine months ended August 31, 2016, respectively, relate to investments that were still held at August 31, 2016, and the Fund includes these unrealized gains (losses) on the Statement of Operations — Net Change in Unrealized Gains (Losses).

Valuation Techniques and Unobservable Inputs

Unless otherwise determined by the Board of Directors, the Fund values its private investments in public equity (“PIPE”) investments that are convertible into or otherwise will become publicly tradeable (e.g., through subsequent registration or expiration of a restriction on trading) based on the market value of the publicly-traded security less a discount. The discount is initially equal to the discount negotiated at the time the Fund agrees to a purchase price. To the extent that such securities are convertible or otherwise become publicly traded within a time frame that may be reasonably determined, this discount will be amortized on a straight line basis over such estimated time frame.

The Fund owns Class B Units of Capital Product Partners L.P. (“CPLP”) that were issued in a private placement. The Class B Units are convertible on a one-for-one basis into common units and are senior to CPLP’s common units in terms of liquidation preference and priority of distributions. The Fund’s Board of Directors has determined that it is appropriate to value the Class B Units using a convertible pricing model. This model takes into account the attributes of the Class B Units, including the preferred dividend, conversion ratio and call features, to determine the estimated value of such units. In using this model, the Fund estimates (i) the credit spread for CPLP’s Class B Units, which is based on credit spreads for companies in a similar line of business as CPLP and (ii) the expected volatility for CPLP’s common units, which is based on CPLP’s historical volatility. The Fund applies a discount to the value derived from the convertible pricing model to account for an expected discount in market prices for convertible securities relative to the values calculated using pricing models. If this resulting price per Class B Unit is less than the public market price for CPLP’s common units at such time, the public market price for CPLP’s common unit will be used for the Class B Units.

During the second quarter, the Fund determined that the price provided by an agent bank for its investment in the ENXP Second Lien Term Loan was not representative of fair value and accordingly began categorizing the investment as a Level 3 investment (previously a Level 2 investment). On May 13, 2016, ENXP emerged from a bankruptcy proceeding under Chapter 11 of the Bankruptcy Code. As a result of the reorganization, the Fund received a Second Lien Term Loan. To estimate the value of its investment in the ENXP Second Lien Term Loan (security received as part of the reorganization), the Fund calculates an average yield to worst for comparable companies with second lien debt. Using the average yield, the Fund calculates an approximate value for the ENXP Second Lien Term Loan. Given the small size and limited liquidity of the issuance, the Fund selected a further discount to apply to the calculated value in determining the fair value of the ENXP Second Lien Term Loan. The Fund believes this valuation methodology is the most appropriate given ENXP’s reorganized capital structure which is expected to result in a full recovery for the holders of the Second Lien Term Loan.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of the Fund’s investments may differ from the values that would have been used had a ready market existed for such investments and may differ materially from the values that the Fund may ultimately realize.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

The following table summarizes the significant unobservable inputs that the Fund used to value its portfolio investments categorized as Level 3 as of August 31, 2016:

Quantitative	Table for Valuation Techniques

				Range		Average
Assets at Fair Value	Fair Value	Valuation Technique	Unobservable Inputs	Low	High
CPLP — valued based on pricing model	$24,233	- Convertible pricing model	- Credit spread	8.0%	8.8%	8.4%
			- Volatility	45.0%	50.0%	47.5%
			- Discount for marketability	10.0%	10.0%	10.0%

ENXP — valued based on yield to worst	34	- Yield to worst of comparable securities	- Yield to worst - Liquidity discount	9.9% 15.0%	11.0% 15.0%	10.4% 15.0%

Total	$24,267

4.	Concentration of Risk

The Fund’s investments are concentrated in the Energy Sector. The focus of the Fund’s portfolio within the Energy Sector may present more risks than if the Fund’s portfolio were broadly diversified across numerous sectors of the economy. A downturn in the Energy Sector would have a larger impact on the Fund than on an investment company that does not focus on the Energy Sector. The performance of securities in the Energy Sector may lag the performance of other industries or the broader market as a whole. Additionally, to the extent that the Fund invests a relatively high percentage of its assets in the securities of a limited number of issuers, the Fund may be more susceptible than a more widely diversified investment company to any single economic, political or regulatory occurrence. At August 31, 2016, the Fund had the following investment concentrations:

Category	Percent of Long-Term Investments
Securities of Energy Companies(1)	100.0%
Equity securities	85.8%
Debt securities	14.2%
Securities of MLPs(1)	35.5%
Largest single issuer	10.8%
Restricted securities	13.3%

(1)	Refer to the “Glossary of Key Terms” for the definitions of Energy Companies and MLPs.

5.	Agreements and Affiliations

A.  Administration Agreement — The Fund has an administration and accounting agreement with Ultimus Fund Solutions, LLC (“Ultimus”), that may be amended from time to time. Pursuant to the agreement, Ultimus will provide certain administrative and accounting services for the Fund. The agreement has automatic one-year renewals unless earlier terminated by either party as provided under the terms of the agreement.

B.  Investment Management Agreement — The Fund has entered into an investment management agreement with KA Fund Advisors, LLC (“KAFA”) under which KAFA, subject to the overall supervision of the Fund’s Board of Directors, manages the day-to-day operations of, and provides investment advisory services to, the Fund. On March 9, 2016, the Fund renewed its investment management agreement with KAFA for a period of one year. The investment management agreement will expire on March 31, 2017 and may be renewed annually thereafter upon approval of the Fund’s Board of Directors (including a majority of the Fund’s directors who are

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

not “interested persons” of the Fund, as such term is defined in the 1940 Act). For providing these services, KAFA receives an investment management fee from the Fund. For the nine months ended August 31, 2016, the Fund paid management fees at an annual rate of 1.25% of average monthly total assets of the Fund.

For purposes of calculating the management fee, the “average total assets” for each monthly period are determined by averaging the total assets at the last business day of that month with the total assets at the last business day of the prior month. The total assets of the Fund shall be equal to its average monthly gross asset value (which includes assets attributable to the Fund’s use of preferred stock, commercial paper or notes or other borrowings), minus the sum of the Fund’s accrued and unpaid dividends and distributions on any outstanding common stock and accrued and unpaid dividends and distributions on any outstanding preferred stock and accrued liabilities (other than liabilities associated with borrowing or leverage by the Fund). Liabilities associated with borrowing or leverage include the principal amount of any borrowings, commercial paper or notes issued by the Fund, the liquidation preference of any outstanding preferred stock, and other liabilities from other forms of borrowing or leverage such as short positions and put or call options held or written by the Fund.

C.  Portfolio Companies — From time to time, the Fund may “control” or may be an “affiliate” of one or more of its portfolio companies, as each of these terms is defined in the 1940 Act. In general, under the 1940 Act, the Fund would be presumed to “control” a portfolio company if the Fund and its affiliates owned 25% or more of its outstanding voting securities and would be an “affiliate” of a portfolio company if the Fund and its affiliates owned 5% or more of its outstanding voting securities. The 1940 Act contains prohibitions and restrictions relating to transactions between investment companies and their affiliates (including the Fund’s investment adviser), principal underwriters and affiliates of those affiliates or underwriters.

The Fund believes that there are several factors that determine whether or not a security should be considered a “voting security” in complex structures such as limited partnerships of the kind in which the Fund invests. The Fund also notes that the Securities and Exchange Commission (the “SEC”) staff has issued guidance on the circumstances under which it would consider a limited partnership interest to constitute a voting security. Under most partnership agreements, the management of the partnership is vested in the general partner, and the limited partners, individually or collectively, have no rights to manage or influence management of the partnership through such activities as participating in the selection of the managers or the board of the limited partnership or the general partner. As a result, the Fund believes that many of the limited partnership interests in which it invests should not be considered voting securities. However, it is possible that the SEC staff may consider the limited partner interests the Fund holds in certain limited partnerships to be voting securities. If such a determination were made, the Fund may be regarded as a person affiliated with and controlling the issuer(s) of those securities for purposes of Section 17 of the 1940 Act.

In making such a determination as to whether to treat any class of limited partnership interests the Fund holds as a voting security, the Fund considers, among other factors, whether or not the holders of such limited partnership interests have the right to elect the board of directors of the limited partnership or the general partner. If the holders of such limited partnership interests do not have the right to elect the board of directors, the Fund generally has not treated such security as a voting security. In other circumstances, based on the facts and circumstances of those partnership agreements, including the right to elect the directors of the general partner, the Fund has treated those securities as voting securities. If the Fund does not consider the security to be a voting security, it will not consider such partnership to be an “affiliate” unless the Fund and its affiliates own more than 25% of the outstanding securities of such partnership. Additionally, certain partnership agreements give common unitholders the right to elect the partnership’s board of directors, but limit the amount of voting securities any limited partner can hold to no more than 4.9% of the partnership’s outstanding voting securities (i.e., any amounts held in excess of such limit by a limited partner do not have voting rights). In such instances, the Fund does not consider itself to be an affiliate if it owns more than 5% of such partnership’s common units.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

There is no assurance that the SEC staff will not consider that other limited partnership securities that the Fund owns and does not treat as voting securities are, in fact, voting securities for the purposes of Section 17 of the 1940 Act. If such determination were made, the Fund will be required to abide by the restrictions on “control” or “affiliate” transactions as proscribed in the 1940 Act. The Fund or any portfolio company that it controls, and its affiliates, may from time to time engage in certain of such joint transactions, purchases, sales and loans in reliance upon and in compliance with the conditions of certain exemptive rules promulgated by the SEC. The Fund cannot make assurances, however, that it would be able to satisfy the conditions of these rules with respect to any particular eligible transaction, or even if the Fund were allowed to engage in such a transaction, that the terms would be more or as favorable to the Fund or any company that it controls as those that could be obtained in an arm’s length transaction. As a result of these prohibitions, restrictions may be imposed on the size of positions that may be taken for the Fund or on the type of investments that it could make.

Plains GP Holdings, L.P., Plains AAP, L.P. and Plains All American Pipeline, L.P. — Robert V. Sinnott is Co-Chairman of Kayne Anderson Capital Advisors, L.P. (“KACALP”), the managing member of KAFA. Mr. Sinnott also serves as a director of (i) PAA GP Holdings LLC, which is the general partner of Plains GP Holdings, L.P. (“Plains GP”) and (ii) Plains All American GP LLC (“Plains All American GP”), which controls the general partner of Plains All American Pipeline, L.P. (“PAA”). Members of senior management of KACALP and KAFA and various affiliated funds managed by KACALP, including the Fund, own shares of Plains GP, PAA and interests in Plains AAP, L.P. (“PAA GP”) (which are exchangeable into shares of Plains GP). The Fund believes that it is an affiliate of Plains GP and PAA under the 1940 Act by virtue of (i) the Fund’s and other affiliated Kayne Anderson funds’ ownership interests in Plains GP and PAA GP and (ii) Mr. Sinnott’s participation on the boards of Plains GP and Plains All American GP.

California Resources Corporation — Mr. Sinnott serves as a director of California Resources Corporation (“CRC”). The Fund’s investment in CRC is not a voting security, and as such, the Fund does not believe that it is an affiliate of CRC.

ONEOK, Inc. and ONEOK Partners, L.P. — Kevin S. McCarthy, the Chief Executive Officer of the Fund, began serving as a director of ONEOK, Inc. (“OKE”) during December 2015. OKE is the general partner of ONEOK Partners, L.P. (“OKS”). Despite Mr. McCarthy’s participation on the board of OKE, the Fund does not believe that it is an affiliate of OKE or OKS because the Fund’s and other Kayne Anderson funds’ aggregate ownership of each entity does not meet the criteria described above.

The following table summarizes the Fund’s investments in affiliates as of August 31, 2016:

		Dividends and Distributions Received During the:
Investment	No. of Shares/Units (in 000’s)	Three Months Ended August 31, 2016	Nine Months Ended August 31, 2016	Value
Plains All American Pipeline, L.P.	—	$14	$528	$—
Plains GP Holdings, L.P.	2,954	669	1,620	33,614

Total		$683	$2,148	$33,614

6.	Taxes

It is the Fund’s intention to continue to be treated as and to qualify as a RIC under Subchapter M of the Code and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements. See Note 2 — Significant Accounting Policies.

Income and capital gain distributions made by RICs often differ from GAAP basis net investment income (loss) and net realized gains (losses). For the Fund, the principal reason for these differences is the return of capital treatment of dividends and distributions from MLPs and certain other of its investments. Net investment

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

income and net realized gains for GAAP purposes may differ from taxable income for federal income tax purposes.

As of August 31, 2016, the principal temporary differences between income for GAAP purposes and taxable income were (a) realized losses that were recognized for GAAP purposes, but disallowed for tax purposes due to wash sale rules; (b) disallowed partnership losses related to the Fund’s MLP investments; and (c) other basis adjustments in the Fund’s MLPs and other investments.

During August 2016, while completing its income tax return for the fiscal year ended November 30, 2015, the Fund identified amounts to be adjusted related to the tax basis components of capital as of November 30, 2015. To reflect these adjustments, the Fund decreased accumulated investment income and increased paid-in capital by $9,207 as a result of a reduction to the estimated net operating loss for fiscal 2015. The Fund also decreased accumulated realized gains and increased accumulated net investment income by $30,660 due to a reduction in estimated permanent differences between GAAP and tax treatment of certain net realized losses.

For the fiscal year ended November 30, 2015, the tax character of the total $69,951 distributions paid to common stockholders was all return of capital. The tax character of the total $6,471 distributions paid to holders of MRP shares was $2,204 of dividend income, $2,604 of long-term capital gains and $1,663 of return of capital.

For purposes of determining the tax character of the dividends/distributions to investors, the amounts in excess of the Fund’s earnings and profits for federal income tax purposes are treated as a return of capital. Earnings and profits differ from taxable income due principally to adjustments related to the Fund’s investments in MLPs.

Under the Regulated Investment Company Modernization Act of 2010, any net capital losses recognized after December 31, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses.

On July 13, 2015, the Fund filed a request with the Internal Revenue Service (the “IRS”) to change the tax accounting method used to compute the adjusted tax cost basis of its MLP securities to the average cost method. The two tax accounting methods that are generally used by owners of MLP securities are the average cost method and specific identification method. Since the Fund’s inception, based on the advice of its tax advisor, it had utilized the specific identification tax accounting method to compute the adjusted tax cost basis of its MLP securities and for selection of lots to be sold. Although there is varied industry practice and no direct, clear guidance regarding the correct tax accounting method, the Fund has come to the conclusion that the average cost method is a more certain tax position.

On February 5, 2016, the Fund received notification that the IRS approved the tax accounting method change effective December 1, 2014. The tax accounting method change did not change the Fund’s net asset value and the difference between the two methods ($243) reduced fiscal 2015 taxable income. See Note 2 — Significant Accounting Policies.

At August 31, 2016, the cost basis of investments for federal income tax purposes was $599,835 and the premiums received on outstanding option contracts written were $241. At August 31, 2016, gross unrealized appreciation and depreciation of investments and options for federal income tax purposes were as follows:

Gross unrealized appreciation of investments (including options)	$84,946
Gross unrealized depreciation of investments (including options)	(71,310)

Net unrealized appreciation of investments before foreign currency related translations	13,636
Unrealized depreciation on foreign currency related translations	(14)

Net unrealized appreciation of investments	$13,622

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

7.	Restricted Securities

From time to time, the Fund’s ability to sell certain of its investments is subject to certain legal or contractual restrictions. For instance, private investments that are not registered under the Securities Act of 1933, as amended (the “Securities Act”), cannot be offered for public sale in a non-exempt transaction without first being registered. In other cases, certain of the Fund’s investments have restrictions such as lock-up agreements that preclude the Fund from offering these securities for public sale.

At August 31, 2016, the Fund held the following restricted investments:

Investment	Acquisition Date	Type of Restriction	Number of Units, Principal ($) (in 000’s)	Cost Basis (GAAP)	Fair Value	Fair Value Per Unit	Percent of Net Assets	Percent of Total Assets
Level 2 Investments(1)
Senior Notes and Secured Term Loans
Athabasca Oil Corporation	(2)	(3)	(4)	$9,644	$7,429	n/a	1.7%	1.2
California Resources Corporation	(2)	(3)	$16,575	10,804	11,271	n/a	2.6	1.8
Canbriam Energy Inc.	(2)	(5)	9,390	9,457	9,836	n/a	2.3	1.6
Chief Oil & Gas LLC	(2)	(5)	8,109	7,849	7,298	n/a	1.7	1.2
Endeavor Energy Resources, L.P.	(2)	(5)	1,850	1,810	1,915	n/a	0.4	0.3
Goodrich Petroleum Corporation(6)	9/25/15	(3)	1,274	1,265	185	n/a	—	—
Jupiter Resources Inc.	(2)	(5)	12,750	9,575	10,136	n/a	2.3	1.6
Vantage Energy, LLC	(2)	(5)	8,795	8,763	8,443	n/a	1.9	1.3

Total				$59,167	$56,513		12.9%	9.0%

Level 3 Investments(7)
Equity Investments
Capital Product Partners L.P.
Class B Units	5/21/12	(3)	3,333	$20,615	$24,233	$7.27	5.6%	3.9%
Senior Notes
Energy & Exploration Partners, Inc.	5/13/16	(5)	$52	$27	$34	n/a	—	—

Total				$20,642	$24,267		5.6%	3.9%

Total of all restricted investments				$79,809	$80,780		18.5%	12.9%

(1)	These securities have a fair market value determined by the mean of the bid and ask prices provided by an agent or a syndicate bank, a principal market maker, an independent pricing service or independent broker as more fully described in Note 2 — Significant Accounting Policies. These securities have limited trading volume and are not listed on a national exchange.

(2)	Security was acquired at various dates during prior fiscal years.

(3)	Unregistered or restricted security of a publicly-traded company.

(4)	Principal amount is 9,830 Canadian dollars.

(5)	Unregistered security of a private company.

(6)	Security has filed voluntary petitions in the United States Bankruptcy Court seeking relief under Chapter 11 of the Bankruptcy Code. See Schedule of Investments.

(7)	Securities are valued using inputs reflecting the Fund’s own assumptions as more fully described in Note 2 — Significant Accounting Policies and Note 3 — Fair Value.

8.	Derivative Financial Instruments

As required by the Derivatives and Hedging Topic of the FASB Accounting Standards Codification (ASC 815), the following are the derivative instruments and hedging activities of the Fund. See Note 2 — Significant Accounting Policies.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

Option Contracts — Transactions in option contracts for the three and nine months ended August 31, 2016 were as follows:

Three Months Ended August 31, 2016	Number of Contracts	Premium
Call Options Written
Options outstanding at May 31, 2016	5,900	$636
Options written	4,860	406
Options subsequently repurchased(1)	(3,030)	(237)
Options exercised	(4,440)	(461)
Options expired	(880)	(103)

Options outstanding at August 31, 2016	2,410	$241

(1)	The price at which the Fund subsequently repurchased the options was $41, which resulted in net realized gains of $196.

Nine Months Ended August 31, 2016	Number of Contracts	Premium
Call Options Written
Options outstanding at November 30, 2015	5,755	$613
Options written	16,570	1,556
Options subsequently repurchased(1)	(6,090)	(567)
Options exercised	(7,990)	(837)
Options expired	(5,835)	(524)

Options outstanding at August 31, 2016(2)	2,410	$241

(1)	The price at which the Fund subsequently repurchased the options was $199, which resulted in net realized gains of $368.

(2)	The percentage of total long-term investments subject to call options written was 1.8% at August 31, 2016.

Interest Rate Swap Contracts — The Fund may enter into interest rate swap contracts to partially hedge itself from increasing expense on its leverage resulting from increasing interest rates. At the time the interest rate swap contracts reach their scheduled termination, there is a risk that the Fund would not be able to obtain a replacement transaction or that the terms of the replacement transaction would not be as favorable as on the expiring transaction. In addition, if the Fund is required to terminate any swap contract early, then the Fund could be required to make a termination payment. As of August 31, 2016, the Fund did not have any interest rate swap contracts outstanding.

The following table sets forth the fair value of the Fund’s derivative instruments on the Statement of Assets and Liabilities:

Derivatives Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Fair Value as of August 31, 2016
Call options written	Call option contracts written	$(217)

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

The following table sets forth the effect of the Fund’s derivative instruments on the Statement of Operations:

Derivatives Not Accounted for as Hedging Instruments	Location of Gains/(Losses) on Derivatives Recognized in Income	For the Three Months Ended August 31, 2016
		Net Realized Gains/(Losses) on Derivatives Recognized in Income	Net Change in Unrealized Gains/(Losses) on Derivatives Recognized in Income
Call options written	Options	$299	$325

Derivatives Not Accounted for as Hedging Instruments	Location of Gains/(Losses) on Derivatives Recognized in Income	For the Nine Months Ended August 31, 2016
		Net Realized Gains (Losses) on Derivatives Recognized in Income	Change in Unrealized Gains (Losses) on Derivatives Recognized in Income
Call options written	Options	$891	$36

9.	Investment Transactions

For the nine months ended August 31, 2016, the Fund purchased and sold securities in the amounts of $201,219 and $306,450 (excluding short-term investments and options).

10.	Credit Facility and Term Loan

At August 31, 2016, the Fund had a $75,000 unsecured revolving credit facility (the “Credit Facility”) with a syndicate of lenders. The Credit Facility has a two-year term maturing on February 28, 2018. The interest rate on outstanding loan balances may vary between LIBOR plus 1.60% and LIBOR plus 2.25%, depending on the Fund’s asset coverage ratios. The Fund pays a fee of 0.30% per annum on any unused amounts of the Credit Facility.

For the nine months ended August 31, 2016, the Fund did not have any borrowings outstanding under the Credit Facility. Under the terms of the Credit Facility the Fund is unable to borrow unless its net assets exceed a minimum net asset threshold ($130,340 as of August 31, 2016). As of August 31, 2016, the Fund was able to borrow under the Credit Facility because its net asset value was above the minimum net asset threshold.

At August 31, 2016, the Fund had a $50,000 unsecured revolving term loan (“Term Loan”). The initial term of the Term Loan extends through June 13, 2017, at which time the Fund has the option to convert any borrowings outstanding at the time into a one-year term loan. The interest rate may vary between LIBOR plus 1.30% and LIBOR plus 1.75%, depending on the Fund’s asset coverage ratios. The Fund pays a commitment fee equal to a rate of 0.25% per annum on any unused amounts of the Term Loan. Amounts borrowed under the Term Loan may be repaid and subsequently reborrowed.

For the nine months ended August 31, 2016, the Fund had no borrowings under the Term Loan. On April 18, 2016, the Fund amended the terms of its Term Loan, resetting the minimum net asset threshold to $130,143, which is equal to 50% of net assets at February 26, 2016. Under the terms of the Term Loan, the Fund is unable to borrow unless its net assets exceed such minimum net asset threshold. As of August 31, 2016, the Fund was able to borrow under the Term Loan because its net asset value was above the minimum net asset threshold.

As of August 31, 2016, the Fund was in compliance with all financial and operational covenants required by the Credit Facility and Term Loan. See Financial Highlights for the Fund’s asset coverage ratios under the 1940 Act.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

11.	Notes

At August 31, 2016, the Fund had $115,000 aggregate principal amount of Notes outstanding. During the first quarter, the Fund redeemed $115,000 of Notes. The table below sets forth a summary of those redemptions.

Date of Redemption	Series	Principal Redeemed	Redemption Price
12/3/15	G	$20,000	100.7%
12/14/15	H	10,000	102.0
12/14/15	M	20,000	102.0
12/14/15	M	15,000	105.3
1/12/16	M	30,000	107.2
1/22/16	I	923	102.0
1/22/16	J	4,462	102.0
1/22/16	K	$7,692	102.0%
1/22/16	L	6,923	102.0

		$115,000

The table below sets forth the key terms of each series of Notes at August 31, 2016.

Series	Principal Outstanding, November 30, 2015	Principal Redeemed	Principal Outstanding, August 31, 2016	Estimated Fair Value August 31, 2016	Fixed Interest Rate	Maturity Date
G	$20,000	$(20,000)	$—	$—	3.71%	5/10/16
H	10,000	(10,000)	—	—	4.38%	5/10/18
I	6,000	(923)	5,077	5,100	2.59%	8/8/18
J	29,000	(4,462)	24,538	25,000	3.07%	8/8/20
K	50,000	(7,692)	42,308	44,200	3.72%	8/8/23
L	45,000	(6,923)	38,077	40,100	3.82%	8/8/25
M	70,000	(65,000)	5,000	5,200	3.36%	10/7/21

	$230,000	$(115,000)	$115,000	$119,600

Holders of the Notes are entitled to receive cash interest payments semi-annually (on August 13 and February 13) at the fixed rate. As of August 31, 2016, the weighted average interest rate on the outstanding Notes was 3.55%.

As of August 31, 2016, each series of Notes was rated “AAA” by FitchRatings. In the event the credit rating on any series of Notes falls below “A-”, the interest rate on such series will increase by 1% during the period of time such series is rated below “A-”. The Fund is required to maintain a current rating from one rating agency with respect to each series of Notes.

The Notes were issued in private placement offerings to institutional investors and are not listed on any exchange or automated quotation system. The Notes contain various covenants related to other indebtedness, liens and limits on the Fund’s overall leverage. Under the 1940 Act and the terms of the Notes, the Fund may not declare dividends or make other distributions on shares of common stock or purchases of such shares if, at any time of the declaration, distribution or purchase, asset coverage with respect to the outstanding Notes would be less than 300%.

The Notes are redeemable in certain circumstances at the option of the Fund. The Notes are also subject to a mandatory redemption to the extent needed to satisfy certain requirements if the Fund fails to meet an asset

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

coverage ratio required by law and is not able to cure the coverage deficiency by the applicable deadline, or fails to cure a deficiency as stated in the Fund’s rating agency guidelines in a timely manner.

The Notes are unsecured obligations of the Fund and, upon liquidation, dissolution or winding up of the Fund, will rank: (1) senior to all of the Fund’s outstanding preferred shares; (2) senior to all of the Fund’s outstanding common shares; (3) on a parity with any unsecured creditors of the Fund and any unsecured senior securities representing indebtedness of the Fund; and (4) junior to any secured creditors of the Fund.

At August 31, 2016, the Fund was in compliance with all covenants under the agreements of the Notes.

12.	Preferred Stock

At August 31, 2016, the Fund had 2,800,000 shares of MRP Shares outstanding with a total liquidation value of $70,000 ($25.00 per share). During the first quarter, the Fund redeemed 2,000,000 shares of its Series A MRP Shares at 102.0% of liquidation value plus accumulated unpaid dividends. On September 7, 2016, the Fund redeemed all of its remaining Series A MRP Shares ($40,000 liquidation value) and issued 800,000 shares of Series C MRP Shares with a total liquidation value of $20,000 ($25.00 per share). See Note 14 — Subsequent Events.

The table below sets forth the key terms of each series of MRP Shares outstanding at August 31, 2016.

Series	Liquidation Value November 30, 2015	Liquidation Value Redeemed	Liquidation Value, August 31, 2016	Estimated Fair Value, August 31, 2016	Rate	Mandatory Redemption Date
A	$90,000	$(50,000)	$40,000	$40,500	5.48%	3/5/17
B	30,000	—	30,000	31,000	5.13%	5/10/18

	$120,000	$(50,000)	$70,000	$71,500

Holders of the MRP Shares are entitled to receive cumulative cash dividend payments on the first business day following each quarterly period (February 28, May 31, August 31 and November 30).

On December 16, 2015, FitchRatings downgraded the rating on the Fund’s MRP Shares to “A” from “AA”. The dividend rate on the Fund’s MRP Shares will increase between 0.5% and 4.0% if the credit rating is downgraded below “A” by FitchRatings. Further, the annual dividend rate for all series of MRP Shares will increase by 4.0% if no ratings are maintained, and the annual dividend rate will increase by 5.0% if the Fund fails to make dividend or certain other payments. The Fund is required to maintain a current rating from one rating agency with respect to each series of MRP Shares.

The MRP Shares rank senior to all of the Fund’s outstanding common shares and on parity with any other preferred stock. The MRP Shares are redeemable in certain circumstances at the option of the Fund and are also subject to a mandatory redemption if the Fund fails to meet a total leverage (debt and preferred stock) asset coverage ratio of 225% or fails to maintain its basic maintenance amount as stated in the Fund’s rating agency guidelines.

Under the terms of the MRP Shares, the Fund may not declare dividends or make other distributions on shares of its common stock or make purchases of such shares if, at any time of the declaration, distribution or purchase, asset coverage with respect to total leverage would be less than 225% or the Fund would fail to maintain its basic maintenance amount as stated in the Fund’s rating agency guidelines.

The holders of the MRP Shares have one vote per share and will vote together with the holders of common stock as a single class except on matters affecting only the holders of MRP Shares or the holders of common

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

stock. The holders of the MRP Shares, voting separately as a single class, have the right to elect at least two directors of the Fund.

At August 31, 2016, the Fund was in compliance with the asset coverage and basic maintenance requirements of its MRP Shares.

13.    Common Stock

At August 31, 2016, the Fund had 197,200,000 shares of common stock authorized and 36,558,050 shares outstanding. On December 17, 2015, KAFA agreed to purchase $1,771 of newly issued shares funded in part with the after-tax management fees received during the fourth quarter of fiscal 2015. The new shares were purchased at the net asset value as of the close of business on December 18, 2015 ($8.07 per share) which represents a 16.6% premium to the closing market price. The 219,508 shares issued in connection with this purchase were distributed amongst the principals of KAFA, including KACALP, the managing member of KAFA. As of August 31, 2016, KACALP owned 98,580 shares of the Fund. Transactions in common shares for the nine months ended August 31, 2016 were as follows:

Shares outstanding at November 30, 2015	36,075,488
Shares issued in connection with purchase by investment advisor	219,508
Shares issued through reinvestment of distributions	263,054

Shares outstanding at August 31, 2016	36,558,050

14.	Subsequent Events

On September 7, 2016, with proceeds from Term Loan borrowings ($20,000) and the issuance of 800,000 shares of Series C MRP Shares with a total liquidation value of $20,000 ($25.00 per share), the Fund redeemed its remaining 1,600,000 shares of its Series A MRP Shares ($40,000 liquidation value). The Series C MRP Shares have a mandatory redemption date of September 7, 2021, pay quarterly cash dividends at a fixed rate of 3.36% per annum and are rated “A” by FitchRatings.

On September 29, 2016, the Fund declared its quarterly distribution of $0.25 per common share for the third quarter. The total distribution of $9,140 was paid October 14, 2016. Of this total, pursuant to the Fund’s dividend reinvestment plan, $830 was reinvested into the Fund through open market purchases of common stock.

The Fund has performed an evaluation of subsequent events through the date the financial statements were issued and has determined that no additional items require recognition or disclosure.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

GLOSSARY OF KEY TERMS

(UNAUDITED)

This glossary contains definitions of certain key terms, as they are used in our investment objective and policies and as described in this report. These definitions may not correspond to standard sector definitions.

“Energy Assets” means assets that are used in the Energy Sector, including assets used in exploring, developing, producing, generating, transporting, transmitting, storing, gathering, processing, refining, distributing, mining or marketing of natural gas, natural gas liquids, crude oil, refined products, coal, or electricity.

“Energy Companies” means companies that own and operate Energy Assets or provide energy-related services. To be considered an Energy Company, such company must derive at least 50% of its revenues from operating Energy Assets or providing services for the operation of such Energy Assets.

“Energy Marine Transportation Companies” means Marine Transportation Companies that are Energy Companies.

“Energy Sector” consists of (a) MLPs, (b) Energy Marine Transportation Companies, (c) Income Trusts and (d) Other Energy Companies.

“Income Trusts” means U.S. royalty trusts and Canadian dividend-paying corporations that formerly operated as royalty trusts or income trusts. These companies own and operate Energy Assets, with the majority of such companies’ assets focused on the upstream portion of the energy industry.

“Marine Transportation Companies” means companies that provide transportation and distribution services through the operation of several types of marine vessels, including (i) crude oil tankers; (ii) refined products tankers; (iii) LNG tankers; (iv) drybulk vessels; (v) other tank vessels, including tank barges and other tankers; and (vi) tugboats. Marine Transportation Companies include (i) Energy Marine Transportation Companies and (ii) companies that operate marine vessels, such as drybulk vessels and containerships, which serve other industries.

“Master Limited Partnerships” means limited partnerships and limited liability companies that are publicly traded and are treated as partnerships for federal income tax purposes.

“Midstream Assets” means assets used in energy logistics, including, but not limited to, assets used in transporting, storing, gathering, processing, distributing, or marketing of natural gas, natural gas liquids, crude oil or refined products.

“Midstream Companies” means companies, that own and operate Midstream Assets that are not structured as Master Limited Partnerships and are taxed as corporations. For purposes of this definition, this includes companies that (i) derive at least 50% of their revenue or operating income from operating Midstream Assets or (ii) have Midstream Assets that represent the majority of their assets.

“MLP Affiliates” means affiliates of Master Limited Partnerships, substantially all of whose assets consist of i-units. MLP Affiliates are not treated as partnerships for federal income tax purposes.

“MLPs” means Energy Companies that are structured as Master Limited Partnerships and their affiliates and includes MLP Affiliates.

“Other Energy Companies” means Energy Companies, excluding MLPs, Energy Marine Transportation Companies and Income Trusts.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

INFORMATION REGARDING CHANGES AND CLARIFICATIONS TO INVESTMENT POLICY

(UNAUDITED)

On September 29, 2016, the Fund’s Board of Directors approved the following change to its non-fundamental investment policy related to debt securities.

The prior policy allowed 10% of the Fund’s total assets to be invested in unrated debt securities or debt securities that are rated less than “B-” (or an equivalent rating) by a nationally recognized ratings agency (a “Ratings Agency”) of public or private companies. The revised policy allows the Fund to exclude unrated debt securities from the 10% limitation if those securities are determined by KA Fund Advisors, LLC (the “Advisor” or “KAFA”) to be of comparable or better credit quality to a “B-” rated security based on a Ratings Agency’s corporate ratings of the issuers of such securities or the ratings of other securities issued by the same issuers.

The revised policy related to debt securities will be effective January 1, 2017, as follows:

“The Fund may invest up to but not more than 30% of its total assets in debt securities of Energy Companies, including below-investment-grade debt securities (commonly referred to as “junk bonds” or “high yield bonds”). Up to but not more than 10% of the Fund’s total assets may be invested in unrated debt securities or below-investment-grade debt securities that are rated less than “B-” (or an equivalent rating) by a nationally recognized ratings agency (a “Ratings Agency”). The balance of such debt investments may be invested in securities which are rated at least “B-” (or an equivalent rating) by a Ratings Agency or, if such securities are unrated, are determined by the Advisor to be of comparable quality based on a Ratings Agency’s corporate ratings for the issuers of such securities or ratings of other securities issued by such issuers. For the purposes of determining if an investment satisfies this test, the Fund will look to the highest credit rating on such debt investment. The debt securities in which the Fund invests may have varying maturities which will generally not exceed 30 years.”

On September 29, 2016, the Fund’s Board of Directors also approved the following clarifications to its non-fundamental investment policy related to (i) investments in equity and debt securities of Master Limited Partnerships (the “25% MLP test”) and (ii) debt securities.

These clarifications were effective upon approval by the Fund’s Board of Directors and are provided below:

“The Fund may directly invest up to 25% (or such higher amount as permitted by any applicable tax diversification rules) of its total assets in equity or debt securities of Master Limited Partnerships (the “25% MLP test”). This limit does not apply to securities issued by MLP Affiliates, which are not treated as publicly traded partnerships for federal income tax purposes. The Fund may exceed the 25% MLP test one or more days during a fiscal quarter but will meet such test at fiscal quarter end.

Unless otherwise stated, all investment restrictions apply at the time of purchase and the Fund will not be required to reduce a position due solely to market value fluctuations or a change in a security’s credit rating.”

REPURCHASE DISCLOSURE

(UNAUDITED)

Notice is hereby given in accordance with Section 23(c) of the 1940 Act, that the Fund may from time to time purchase shares of its common and preferred stock and its Notes in the open market or in privately negotiated transactions.

Directors and Corporate Officers

Kevin S. McCarthy	Chairman of the Board of Directors and Chief Executive Officer

Anne K. Costin	Director

Steven C. Good	Director

Gerald I. Isenberg	Director

William H. Shea, Jr.	Director

James C. Baker	President

Terry A. Hart	Chief Financial Officer and Treasurer

David J. Shladovsky	Secretary

Michael J. O’Neil	Chief Compliance Officer

J.C. Frey	Executive Vice President, Assistant Secretary and Assistant Treasurer

Ron M. Logan, Jr.	Senior Vice President

Jody C. Meraz	Vice President

Investment Adviser KA Fund Advisors, LLC 811 Main Street, 14th Floor Houston, TX 77002	Administrator Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, OH 45246

1800 Avenue of the Stars, Third Floor Los Angeles, CA 90067	Stock Transfer Agent and Registrar American Stock Transfer & Trust Company, LLC 6201 15th Avenue Brooklyn, NY 11219 (888) 888-0317

Custodian JPMorgan Chase Bank, N.A. 14201 North Dallas Parkway, Second Floor Dallas, TX 75254	Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP 601 S. Figueroa Street, Suite 900 Los Angeles, CA 90017

Legal Counsel Paul Hastings LLP 55 Second Street, 24th Floor San Francisco, CA 94105

Please visit us on the web at http://www.kaynefunds.com or call us toll-free at 1-877-657-3863.

This report, including the financial statements herein, is made available to stockholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.